                                                                    EXHIBIT 4.10

                          VERITAS SOFTWARE CORPORATION,

                                   AS ISSUER,

                         VERITAS OPERATING CORPORATION,

                                   AS ISSUER,

                                       and

            STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.,

                                   AS TRUSTEE





                                    INDENTURE

                           DATED AS OF ________, 1999





                 _____% CONVERTIBLE SUBORDINATED NOTES DUE 2006

                                TABLE OF CONTENTS

                                                                            PAGE

                                    ARTICLE 1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01.  Definitions .............................................     1
SECTION 1.02.  Compliance Certificates and Opinions.....................    12
SECTION 1.03.  Form of Documents Delivered to the Trustee...............    13
SECTION 1.04.  Acts of Holders of Securities............................    14
SECTION 1.05.  Notices, Etc., to Trustee and the Issuers................    16
SECTION 1.06.  Notice to Holders of Securities; Waiver..................    17
SECTION 1.07.  Effect of Headings and Table of Contents.................    18
SECTION 1.08.  Successors and Assigns...................................    18
SECTION 1.09.  Separability Clause......................................    18
SECTION 1.10.  Benefits of Indenture....................................    18
SECTION 1.11.  Governing Law............................................    18
SECTION 1.12.  Legal Holidays...........................................    18
SECTION 1.13.  Conflict with Trust Indenture Act........................    19
SECTION 1.14.  Indenture and Securities Solely Corporate Obligations....    19

                                    ARTICLE 2
                                 SECURITY FORMS

SECTION 2.01.  Forms Generally..........................................    20
SECTION 2.02.  Form of Security.........................................    20
SECTION 2.03.  Form of Election of Holder to Require Repurchase.........    31
SECTION 2.04.  Form of Conversion Notice................................    31
SECTION 2.05.  Form of Certificate of Authentication....................    33

                                    ARTICLE 3
                                 THE SECURITIES

SECTION 3.01.  Title and Terms..........................................    33
SECTION 3.02.  Denominations............................................    34
SECTION 3.03.  Execution, Authentication, Delivery and Dating...........    34
SECTION 3.04.  Registration of Transfer and Exchange; Restrictions on
                           Transfer.....................................    36
SECTION 3.05.  Temporary Securities.....................................    39
SECTION 3.06.  Mutilated, Destroyed, Lost or Stolen Securities..........    40
SECTION 3.07.  Payment of Interest; Interest Rights Preserved...........    41
SECTION 3.08.  Persons Deemed Owners....................................    43

                                                                                                  PAGE
SECTION 3.09.  Cancellation....................................................................    43
SECTION 3.10.  Computation of Interest.........................................................    44
SECTION 3.11.  CUSIP Numbers...................................................................    44
SECTION 3.12.  Company to Determine Certain Matters............................................    44

                                    ARTICLE 4
                           SATISFACTION AND DISCHARGE

SECTION 4.01.  Satisfaction and Discharge of Indenture.........................................    44
SECTION 4.02.  Application of Trust Money......................................................    46
SECTION 4.03.  Co-Obligor's Obligations Released...............................................    46

                                    ARTICLE 5
                                    REMEDIES

SECTION 5.01.  Events of Default...............................................................    47
SECTION 5.02.  Acceleration of Maturity; Rescission and Annulment..............................    48
SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement by
                           Trustee.............................................................    50
SECTION 5.04.  Trustee May File Proofs of Claim................................................    51
SECTION 5.05.  Trustee May Enforce Claims Without Possession of
                           Securities..........................................................    52
SECTION 5.06.  Application of Money Collected..................................................    52
SECTION 5.07.  Limitation on Suits.............................................................    53
SECTION 5.08.  Unconditional Right of Holders to Receive Principal
                           Amount at Maturity, Issue Price, Accrued Original
                           Issue Discount, Redemption Price, Fundamental
                           Change Redemption Price and Interest and to
                           Convert.............................................................    54
SECTION 5.09.  Restoration of Rights and Remedies..............................................    54
SECTION 5.10.  Rights and Remedies Cumulative..................................................    54
SECTION 5.11.  Delay or Omission Not Waiver....................................................    55
SECTION 5.12.  Control by Holders of Securities................................................    55
SECTION 5.13.  Waiver of Past Defaults.........................................................    55
SECTION 5.14.  Undertaking for Costs...........................................................    56
SECTION 5.15.  Waiver of Stay, Extension and Usury Laws........................................    56

                                                                            PAGE
                                    ARTICLE 6
                                   THE TRUSTEE

SECTION 6.01.  Certain Duties and Responsibilities.........................   57
SECTION 6.02.  Notice of Defaults..........................................   58
SECTION 6.03.  Certain Rights of Trustee...................................   58
SECTION 6.04.  Not Responsible for Recitals or Issuance of Securities......   60
SECTION 6.05.  May Hold Securities, Act as Trustee Under Other
                           Indentures......................................   60
SECTION 6.06.  Money Held in Trust.........................................   60
SECTION 6.07.  Compensation and Reimbursement..............................   60
SECTION 6.08.  Corporate Trustee Required; Eligibility.....................   62
SECTION 6.09.  Resignation and Removal; Appointment of Successor...........   62
SECTION 6.10.  Acceptance of Appointment by Successor......................   63
SECTION 6.11.  Merger, Conversion, Consolidation or Succession to
                           Business........................................   64
SECTION 6.12.  Authenticating Agents.......................................   64
SECTION 6.13.  Disqualification; Conflicting Interest......................   66
SECTION 6.14.  Preferential Collection of the Claims Against the Issuers...   66

                                    ARTICLE 7
                    CONSOLIDATION, MERGER, TRANSFER OR LEASE

SECTION 7.01.  An Issuer May Consolidate, Etc., Only on Certain Terms......   66
SECTION 7.02.  Successor Substituted.......................................   67

                                    ARTICLE 8
                             SUPPLEMENTAL INDENTURES

SECTION 8.01.  Supplemental Indentures Without Consent of Holders of
                           Securities......................................   68
SECTION 8.02.  Supplemental Indentures with Consent of Holders of
                           Securities......................................   69
SECTION 8.03.  Execution of Supplemental Indentures........................   70
SECTION 8.04.  Effect of Supplemental Indentures...........................   70
SECTION 8.05.  Reference in Securities to Supplemental Indentures..........   70
SECTION 8.06.  Notice of Supplemental Indentures...........................   71

                                                                            PAGE

                                    ARTICLE 9
                        MEETINGS OF HOLDERS OF SECURITIES

SECTION 9.01.  Purposes for Which Meetings May Be Called..................    71
SECTION 9.02.  Call, Notice and Place of Meetings.........................    71
SECTION 9.03.  Persons Entitled to Vote at Meetings.......................    72
SECTION 9.04.  Quorum; Action.............................................    72
SECTION 9.05.  Determination of Voting Rights; Conduct and Adjournment
                           of  Meetings...................................    73
SECTION 9.06.  Counting Votes and Recording Action of Meetings............    73

                                   ARTICLE 10
                                    COVENANTS

SECTION 10.01.  Payment of Principal Amount at Maturity, Issue Price,
                           Accrued Original Issue Discount, Redemption
                           Price, Fundamental Change Redemption Price
                           and Interest...................................    74
SECTION 10.02.  Maintenance of Offices or Agencies........................    74
SECTION 10.03.  Money for Security Payments to Be Held in Trust...........    75
SECTION 10.04.  Corporate Existence.......................................    77
SECTION 10.05.  Statement by Officers as to Default.......................    77
SECTION 10.06.  Calculation of Original Issue Discount....................    78

                                   ARTICLE 11
                            REDEMPTION OF SECURITIES

SECTION 11.01.  Right of Redemption.......................................    78
SECTION 11.02.  Applicability of Article..................................    78
SECTION 11.03.  Selection to Redeem; Notice to Trustee....................    78
SECTION 11.04.  Selection by Trustee of Securities to Be Redeemed.........    78
SECTION 11.05.  Notice of Redemption......................................    79
SECTION 11.06.  Deposit of Redemption Price...............................    80
SECTION 11.07.  Securities Payable on Redemption Date.....................    80
SECTION 11.08.  Securities Redeemed in Part...............................    81
SECTION 11.09.  Conversion Arrangement on Call for Redemption.............    81
SECTION 11.10.  No Sinking Fund...........................................    82

                                                                            PAGE

                                   ARTICLE 12
                            CONVERSION OF SECURITIES

SECTION 12.01.  Conversion Privilege and Conversion Rate...................   82
SECTION 12.02.  Exercise of Conversion Privilege...........................   83
SECTION 12.03.  Fractions of Shares........................................   85
SECTION 12.04.  Adjustment of Conversion Rate..............................   85
SECTION 12.05.  Notice of Adjustments of Conversion Rate...................   95
SECTION 12.06.  Notice of Certain Corporate Action.........................   95
SECTION 12.07.  Company to Provide Common Stock............................   97
SECTION 12.08.  Taxes on Conversions.......................................   97
SECTION 12.09.  Company Covenant as to Common Stock........................   97
SECTION 12.10.  Cancellation of Converted Securities.......................   97
SECTION 12.11.  Effect of Reclassification, Consolidation, Merger or Sale..   97
SECTION 12.12.  Responsibility of Trustee for Conversion Provisions........   99

                                   ARTICLE 13
                           SUBORDINATION OF SECURITIES

SECTION 13.01.  Agreement of Subordination.................................   99
SECTION 13.02.  Payments to Holders........................................  100
SECTION 13.03.  Subrogation of Securities..................................  103
SECTION 13.04.  Authorization to Effect Subordination......................  105
SECTION 13.05.  Notice to Trustee..........................................  105
SECTION 13.06.  Trustee's Relation to Senior Indebtedness of the Issuers...  106
SECTION 13.07.  No Impairment of Subordination.............................  106
SECTION 13.08.  Article Applicable to Paying Agents........................  107
SECTION 13.09.  Senior Indebtedness Entitled to Rely.......................  107
SECTION 13.10.  Certain Conversions Deemed Payment.........................  107

                                   ARTICLE 14
          REPURCHASE OF SECURITIES AT THE OPTION OF THE HOLDERS UPON A
                               FUNDAMENTAL CHANGE

SECTION 14.01.  Right to Require Repurchase................................  108
SECTION 14.02.  Notices; Method of Exercising Repurchase Right, Etc........  108
SECTION 14.03.  Merger, Consolidation, Etc.................................  110

                                                                          PAGE

                                   ARTICLE 15
                HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 15.01.  Company to Furnish Trustee Names and Addresses of
                           Holders....................................    111
SECTION 15.02.  Trustee to Furnish Company Names and Addresses of
                           Holders....................................    112
SECTION 15.03.  Preservation of Information...........................    112
SECTION 15.04.  Reports by Trustee....................................    112
SECTION 15.05.  Reports by Company....................................    113

         INDENTURE, dated as of __________, 1999, among VERITAS Software Corporation, a Delaware corporation (herein called the "COMPANY"), VERITAS Operating Corporation, a Delaware corporation (herein called the "CO-OBLIGOR", and the Company and the Co-Obligor, each referred to herein as an "ISSUER" and collectively referred to herein as the "ISSUERS") and State Street Bank and Trust Company of California, N.A., as Trustee hereunder (herein called the "TRUSTEE").

                                    RECITALS

         The Issuers have duly authorized the creation of an issue of their _____% Convertible Subordinated Notes due 2006 (herein called the "SECURITIES") in an aggregate principal amount not to exceed $___,000,000, and to provide therefor the Issuers have duly authorized the execution and delivery of this Indenture.

         All things necessary to make the Securities, when the Securities are executed by the Issuers and authenticated and delivered hereunder, the valid obligations of the Issuers, and to make this Indenture a valid agreement of the Issuers, in accordance with their and its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE

                              W I T N E S S E T H:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, the Issuers and the Trustee mutually covenant and agree, for the equal and proportionate benefit of all Holders of the securities as follows:

                                    ARTICLE 1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         SECTION 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation, other than for the purpose of the definition of Indebtedness and Senior Indebtedness set forth herein; and

          (c) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "ACT", when used with respect to any Holder of a Security, has the meaning specified in Section 1.04.

         "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "CONTROL", when used with respect to any specified Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

         "AUTHENTICATING AGENT" means any Person authorized by the Trustee pursuant to Section 6.12 to act on behalf of the Trustee to authenticate Securities.

         "BOARD OF DIRECTORS" or "BOARD" means, with respect to either Issuer, either the board of directors of such Issuer or any committee of that board empowered to act for it with respect to this Indenture.

         "BOARD RESOLUTION" means, with respect to either Issuer, a resolution duly adopted by the Board, a copy of which, certified by the Secretary or an Assistant Secretary of such Issuer to have been duly adopted by the Board and to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

         "BUSINESS DAY", means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York or the city in which the principal Corporate Trust Office is located are authorized or obligated by law or executive order to close.

         "CLOSING PRICE" has the meaning specified in Section 12.04(h)(i).

         "CODE" means the United States Internal Revenue Code of 1986, as amended.

         "COMMISSION" means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "COMMON STOCK" includes any stock or shares of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company; provided, however, subject to the provisions of Section 12.11, shares issuable on conversion of Securities shall include only shares of the class designated as Common Stock of the Company at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided, further, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         "COMPANY" means the Person named as the "COMPANY" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "COMPANY" shall mean such successor Person.

         "COMPANY NOTICE" has the meaning specified in Section 14.02.

         "COMPANY SENIOR INDEBTEDNESS" means the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in such proceeding) and rent payable on or in connection with, and all fees, costs, expenses and other amounts accrued or due on or in connection with, Indebtedness of the Company, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing), unless in the case of any particular Indebtedness the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to the Securities or expressly provides that such Indebtedness is "PARI PASSU" or "JUNIOR" to the

Securities. Notwithstanding the foregoing, Company Senior Indebtedness shall not include any Indebtedness of the Company to any Subsidiary of the Company.

         "CO-OBLIGOR" means the Person named as the "CO-OBLIGOR" in the first paragraph of the Indenture until a successor Person shall have become such pursuant to the provisions of this Indenture, and thereafter "CO-OBLIGOR" shall mean such successor Person.

         "CO-OBLIGOR SENIOR INDEBTEDNESS" means the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in such proceeding) and rent payable on or in connection with, and all fees, costs, expenses and other amounts accrued or due on or in connection with, Indebtedness of the Co-Obligor, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Co-Obligor (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing), unless in the case of any particular Indebtedness the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to the Securities or expressly provides that such Indebtedness is "PARI PASSU" or "JUNIOR" to the Securities. Notwithstanding the foregoing, Co-Obligor Senior Indebtedness shall not include any Indebtedness of the Co-Obligor to any Subsidiary of the Co-Obligor.

         "CONVERSION AGENT" means any Person authorized by the Company to convert Securities in accordance with Article 12. The Company has initially appointed the Trustee as its Conversion Agent, which shall maintain an office or agency in the Borough of Manhattan, The City of New York, New York.

         "CONVERSION RATE" has the meaning specified in Section 12.01.

         "CORPORATE TRUST OFFICE" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered (which at the date of this Indenture is located at 633 West 5th Street, 12th Floor, Los Angeles, California 90071), except that with respect to presentation of Securities for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee at which at any particular time, its corporate agency business shall be conducted.

         "CORPORATION" means a corporation, company, including, without limitation, a limited liability company, association, joint-stock company or business trust.

         "CUSTODIAN" shall mean State Street Bank and Trust Company of California, N.A., as custodian with respect to a Global Security, or any successor entity thereto.

         "DEFAULTED INTEREST" has the meaning specified in Section 3.07.

         "DEPOSITARY" means, with respect to any Securities issued in whole or in part in the form of one or more Global Securities, the clearing agency that is registered under the Exchange Act and designated to act as Depositary for such Securities, as contemplated by Section 3.04, or any successor clearing agency registered under the Exchange Act as contemplated by Section 3.04.

         "DESIGNATED SENIOR INDEBTEDNESS" means any particular Senior Indebtedness in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which either the Company or the Co-Obligor is a party, as the case may be) expressly provides that such Senior Indebtedness shall be "Designated Senior Indebtedness" for purposes of the Indenture (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Indebtedness to exercise the rights of the Designated Senior Indebtedness).

         "DOLLAR" or "U.S.$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

         "DTC" means The Depository Trust Company, a New York corporation.

         "EVENT OF DEFAULT" has the meaning specified in Section 5.01.

         "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended from time to time.

         "FUNDAMENTAL CHANGE" means the occurrence of any transaction or event in connection with which all or substantially all of the Common Stock shall be exchanged for, converted into, acquired for or constitute solely the right to receive, consideration (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise) which is not all or substantially all common stock or shares which are (or, upon consummation of or immediately following such transaction or event, will be) listed on a United States national securities exchange or approved for quotation on the Nasdaq National Market or any similar United States system of automated dissemination of quotations of securities prices.

         "FUNDAMENTAL CHANGE REDEMPTION DATE" has the meaning specified in
Section 14.01.

         "FUNDAMENTAL CHANGE REDEMPTION PRICE" has the meaning specified in the form of Security.

         "GLOBAL SECURITY" means any Security issued in the form set forth in
Section 2.02 and registered in the Note Register in the name of a Depositary or a nominee thereof.

         "HOLDER", when used with respect to any Security, means the Person in whose name the Security is registered in the Note Register.

         "INDEBTEDNESS" means, with respect to any Person, and without duplication, (a) all indebtedness, obligations and other liabilities (contingent or otherwise) of the Person for borrowed money (including obligations of the Person in respect of overdrafts, foreign exchange contracts, currency exchange agreements, interest rate protection agreements, and any loans or advances from banks, whether or not evidenced by notes or similar instruments) or evidenced by bonds, debentures, notes or similar instruments (whether or not the recourse of the lender is to the whole of the assets of the Person or to only a portion thereof) or obligations in respect of deferred and unpaid purchase price of assets or property, (b) all reimbursement obligations and other liabilities (contingent or otherwise) of the Person with respect to letters of credit, bank guarantees or bankers' acceptances, (c) all obligations and liabilities (contingent or otherwise) in respect of leases of the Person required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of the Person or under other leases for facilities, equipment or related assets, whether or not capitalized, entered into or leased for financing purposes (as determined by the Company or the Co-Obligor, as the case may be,) and all obligations and other liabilities (contingent or otherwise) under any lease or related document (including a purchase agreement) in connection with the lease of real property or improvements thereon which provides that the Person is contractually obligated to purchase or cause a third party to purchase the leased property and thereby guarantee a minimum residual value of the leased property to the lessor and the obligations of the Person under such lease or related document to purchase or to cause a third party to purchase such leased property, (d) all obligations of the Person (contingent or otherwise) with respect to an interest rate or other swap, cap or collar agreement or other similar instrument or agreement or foreign currency hedge, exchange, purchase or similar instrument or agreement, (e) all direct or indirect guaranties or similar agreements by the Person in respect of, and obligations or liabilities (contingent or otherwise) of the Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of, indebtedness, obligations or liabilities of another Person of the kind described in clauses (a) through (d), (f) any indebtedness or other obligations described in clauses (a) through (d) secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by the Person, regardless of whether the indebtedness or other obligation secured thereby shall have been assumed by the Person and (g) any and all deferrals, renewals, extensions, refinancings and refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (a) through (f). Notwithstanding anything to the contrary in the foregoing, Indebtedness shall not include any indebtedness of or amounts owed by any Person for compensation to employees, or for goods, services or materials purchased in the ordinary course of business.

         "INDENTURE" means this Indenture as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this Indenture and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Indenture and any such supplemental indenture, respectively.

         "INTEREST PAYMENT DATE" means the Stated Maturity of an installment of interest on the Securities.

         "ISSUE PRICE" means, in connection with the original issuance of a Security (including any Predecessor Security), the initial issue price at which such Security is sold as set forth on the face of such Security.

         "ISSUER ORDER" or "ISSUER REQUEST" means a written request or order signed in the name of an Issuer by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its President or a Senior Vice President or a Vice President, and by its principal financial officer, Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "MATURITY", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of the repurchase right set forth in
Article 14 or otherwise.

         "NASDAQ NATIONAL MARKET" means the electronic inter-dealer quotation system operated by NASDAQ, Inc., a subsidiary of the National Association of Securities Dealers, Inc.

         "NON-ELECTING SHARE" has the meaning specified in Section 12.11.

         "NOTE REGISTER" has the meaning specified in Section 3.04.

         "NOTE REGISTRAR" has the meaning specified in Section 2.02. The Company has initially appointed the Trustee as its Note Registrar for the purpose of registering Securities and transfers and exchange of Securities as provided for herein. The Trustee shall maintain an office or agency for such purposes in the City of New York.

         "OFFICER" means, with respect to either Issuer, the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President or a Senior Vice President or a Vice President, the principal financial officer, the Treasurer, or Assistant Treasurer, the Secretary or an Assistant Secretary.

         "OFFICERS' CERTIFICATE" means a certificate signed both (a) by the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President or a Senior Vice President or a Vice President and (b) by the principal financial officer, Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Issuers and delivered to the Trustee.

         "OPINION OF COUNSEL" means a written opinion of independent counsel of recognized standing who may be counsel for the Issuers and who shall be reasonably acceptable to the Trustee.

         "ORIGINAL ISSUE DISCOUNT" of any Security means the difference between the Issue Price and the principal amount at maturity of the Security as set forth on the face of the Security. For purposes of this Indenture and the Securities, accrual of Original Issue Discount shall be calculated on the basis of a 360-day year of twelve 30-day months, compounded semi-annually.

         "OUTSTANDING", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for the payment or redemption of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or the Co-Obligor) or set aside and segregated in trust by the Company or the Co-Obligor (if the Company shall act as its own Paying Agent) for the Holders of such Securities, provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (iii) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuers; and

          (iv)  Securities converted into Common Stock pursuant to Article 12;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities are present at a meeting of Holders of Securities for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities (including the Co-Obligor) or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities (including the Co-Obligor) or any Affiliate of the Company or such other obligor.

         "PAYING AGENT" means any Person authorized by the Company to pay the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price, or interest, if any, on any Securities on behalf of the Issuers and, except as otherwise specifically set forth herein, such term shall include the Company if it shall act as its own Paying Agent. The Company has initially appointed the Trustee as its Paying Agent, which shall maintain an office or agency in The City of New York, New York.

         "PAYMENT BLOCKAGE NOTICE" has the meaning specified in Section 13.02.

         "PERSON" means any individual, corporation, partnership, joint venture, association, trust, estate, unincorporated organization or government or any agency or political subdivision thereof, and includes any successor of such entity.

         "PLACE OF CONVERSION" has the meaning specified in Section 3.01.

         "PLACE OF PAYMENT" has the meaning specified in Section 3.01.

         "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "PURCHASED SHARES" has the meaning specified in Section 12.04(f).

         "RECORD DATE" means any Regular Record Date or Special Record Date.

         "REDEMPTION DATE", when used with respect to any Security to be redeemed in whole or in part, means the date fixed for such redemption as set forth in the form of Security.

         "REDEMPTION PRICE", when used with respect to any Security to be redeemed, means the applicable price including any applicable additional Original Issue Discount referred to therein.

         "REGULAR RECORD DATE" for interest payable in respect of any Security on any Interest Payment Date means the _________ or _________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

         "REPRESENTATIVE" means the (a) indenture trustee or other trustee, agent or representative for any Senior Indebtedness or (b) with respect to any Senior Indebtedness that does not have any such trustee, agent or other representative, (i) in the case of such Senior Indebtedness issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Indebtedness, any holder or owner of such Senior Indebtedness acting with the consent of the required persons necessary to bind such holders or owners of such Senior Indebtedness and (ii) in the case of all other such Senior Indebtedness, the holder or owner of such Senior Indebtedness.

         "RESPONSIBLE OFFICER", when used with respect to the Trustee, means any officer in the Corporate Trust Office of the Trustee and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge and familiarity with the particular subject.

         "RIGHTS" means the preferred share purchase rights, if any, as provided by and subject to the terms of the Rights Agreement.

         "RIGHTS AGREEMENT" means the rights agreement dated as of June 16, 1999, between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, as in effect on the date hereof.

         "SECURITIES" has the meaning ascribed to it in the first paragraph under the caption "Recitals".

         "SECURITIES ACT" means the United States Securities Act of 1933, as amended from time to time.

         "SENIOR INDEBTEDNESS" means, collectively, the Company Senior Indebtedness and the Co-Obligor Senior Indebtedness.

         "SIGNIFICANT SUBSIDIARY" means, as of any date of determination, a Subsidiary of an Issuer, if as of such date of determination either (a) the assets of such subsidiary equal 10% or more of such Issuer's total consolidated assets as of the date of such Issuer's latest audited balance sheet or (b) the total revenue of which represented 10% or more of such Issuer's consolidated total revenue for the most recently completed fiscal year.

         "SPECIAL RECORD DATE" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

         "STATED MATURITY", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

         "SUBSIDIARY" means, with respect to any Person, a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries, or by such Person and one or more other Subsidiaries. For the purposes of this definition, "VOTING STOCK" means stock or other similar interests in the corporation which ordinarily has or have voting power for the election of directors, or persons performing similar functions, whether at all times or only so long as no senior class of stock or other interests has or have such voting power by reason of any contingency.

         "SUCCESSOR SECURITY" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "TRADING DAY" has the meaning specified in Section 12.04(h)(v).

         "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "TRUST INDENTURE ACT" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "TRUSTEE" means the Person named as the "TRUSTEE" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "TRUSTEE" shall mean such successor Trustee.

         "1997 SECURITIES" means the 5.25% convertible subordinated notes due 2004 issued by the Co-Obligor pursuant to an indenture dated October 1, 1997 between the Co-Obligor and the Trustee, as amended and supplemented by the first supplemental indenture dated as of May 28, 1999, as further amended and supplemented by the amended and restated first supplemental indenture dated as of July 30, 1999.

         The definitions of certain other terms are specified in Article 12 and elsewhere in this Indenture.

         SECTION 1.02. Compliance Certificates and Opinions. Upon any application or request by either Issuer to the Trustee or any Paying Agent to take any action under any provision of this Indenture, such Issuer shall furnish to the Trustee or the Paying Agent, as the case may be, an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and if required hereunder, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (excluding certificates provided for in Section 10.05) shall include:

          (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of such individual, he or she has made such examination or investigation as is necessary to enable him or her, as the case may be, to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 1.03. Form of Documents Delivered to the Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Officer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers stating that the information with respect to such factual matters is in the possession of the Company or the Co-Obligor unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 1.04. Acts of Holders of Securities. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by (i) one or more instruments of substantially similar tenor signed by such Holders in person or by agents or proxies duly appointed in writing by such Holders, (ii) the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article 9 or (iii) a combination of such instruments and any such record. Such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Issuers. The Trustee shall promptly deliver to the Issuers copies of all such instruments and records delivered to the Trustee with a courtesy copy to Issuers' counsel at the address listed in Section 1.05 and if pertaining to any conversion notice, with a courtesy copy to Company's common stock transfer agent at the address listed in
Section 1.05. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders of Securities signing such instrument or instruments and so voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Issuers if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 9.06.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

          (c) The principal amount and serial number of any Security held by any Person, and the date of his holding the same, shall be proved by the Note Register.

          (d) The fact and date of execution of any such instrument or writing and the authority of the Person executing the same may also be proved in any other manner which the Trustee or the Paying Agent deems sufficient; and the Trustee or any Paying Agent may in any instance require further proof with respect to any of the matters referred to in this Section 1.04.

          (e) The Company may set any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted by this Indenture to be given or taken by Holders. Promptly and in any case not later than ten days after setting a record date, the Company shall notify the Trustee, each Paying Agent and the Holders of such record date. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 15.01) prior to such first solicitation or vote, as the case may be. With regard to any record date, the Holders on such date (or their duly appointed agents or proxies), and only such Persons, shall be entitled to give or take, or vote on, the relevant action, whether or not such Holders remain Holders after such record date. Notwithstanding the foregoing, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any notice, declaration or direction referred to in the next paragraph.

         Upon receipt by the Trustee from any Holder of (i) any notice of default or breach referred to in Section 5.01(c), if such default or breach has occurred and is continuing and the Trustee shall not have given such a notice to the Issuers, (ii) any declaration of acceleration referred to in Section 5.02, if an Event of Default has occurred and is continuing and the Trustee shall not have given such a declaration to the Issuers, or (iii) any direction referred to in Section 5.12, if the Trustee shall not have taken the action specified in such direction, then a record date shall automatically and without any action by the Issuers or the Trustee be set for determining the Holders entitled to join in such notice, declaration or direction, which record date shall be the close of business on the tenth day (or, if such day is not a Business Day, the first Business Day thereafter) following the day on which the Trustee receives such notice, declaration or direction. Promptly after such receipt by the Trustee, and as soon as practicable thereafter, the Trustee shall notify the Issuers and the Holders of any such record date so fixed. The Holders on such record date (or their duly appointed agents or proxies), and only such Persons, shall be entitled to join in such notice, declaration or direction, whether or not such Holders remain Holders after such record date; provided that, unless such notice, declaration or direction shall have become effective by virtue of Holders of the requisite principal amount of Securities on such record date (or their duly appointed agents or proxies) having joined therein on or prior to the 90th day after such record date, such notice, declaration or direction shall automatically and without any action by any Person be canceled and of no further effect. Nothing in this paragraph shall be construed to prevent a Holder (or a duly appointed agent or proxy thereof) from giving, before or after the expiration of such 90-day period, a notice, declaration or direction contrary to or different from, or, after the expiration of such period, identical to, the notice, declaration or direction to which such record date relates, in which event a new record date in respect thereof shall be set pursuant to this paragraph. In addition, nothing in this paragraph shall be construed to render ineffective any notice, declaration or direction of the type referred to in this paragraph given at any time to the Trustee and the Issuers by Holders (or their duly appointed agents or proxies) of the requisite principal amount of Securities on the date such notice, declaration or direction is so given.

          (f) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Successor Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Issuers in reliance thereon, whether or not notation of such action is made upon such Security.

          (g) The provisions of this Section 1.04 are subject to the provisions of Section 9.05.

         SECTION 1.05. Notices, Etc., to Trustee and the Issuers. Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders of Securities or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (a) the Trustee in Los Angeles, California or the office or agency of the Trustee in New York, New York by any Holder of Securities or by either Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee and received at its Corporate Trust Office, 633 West 5th Street, 12th Floor, Los Angeles, California 90071, Attention: Corporate Trust Department - VERITAS Software Corporation ___% Convertible Subordinated Notes due 2006 (facsimile number (213) 362-7357), or to or with the office or agency of the Trustee at State Street Bank and Trust Company, N.A., 61 Broadway, Concourse Level, Corporate Trust Window, New York, New York 10006, Attention: VERITAS Software Corporation ___% Convertible Subordinated Notes due 2006. In addition, a courtesy copy shall be sent to Trustee's counsel (which shall not constitute notice to the Trustee): Shipman & Goodwin LLP, One American Row, Hartford, Connecticut

         06103-2819, Attention: Daniel Putnam Brown, Jr., Esq. (facsimile number
         (860) 251-5999) or

          (b) any Issuer by the Trustee or any Paying Agent or by any Holder of Securities shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing, mailed, first-class postage prepaid, or telecopied and confirmed by mail, first-class postage prepaid, or delivered by hand or overnight courier, addressed to such Issuer at VERITAS Software Corporation, 1600 Plymouth Street, Mountain View, California 94043 (facsimile number: (650) 335-8050),
         Attention: Chief Financial Officer, or at any other address previously furnished in writing to the Trustee by such Issuer. In addition, a courtesy copy shall be sent to Issuers' counsel (which shall not constitute notice to an Issuer): Fenwick & West LLP, Two Palo Alto Square, Palo Alto, California 94306 (facsimile number (650) 494-1417),
         Attention: Horace L. Nash, Esq. and if relating to a conversion notice as described in Section 2.02, with a copy to Company's common stock transfer agent, ChaseMellon Shareholder Services L.L.C., Securities Transfer Services, P.O. Box 3312, South Hackensack, New Jersey 07606 (telephone number (800) 356-2017).

         Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

         SECTION 1.06. Notice to Holders of Securities; Waiver. Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities of any event, such notice shall be sufficiently given to Holders of Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Security affected by such event, at the address of such Holder as it appears in the Note Register, not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice. Such notice shall be conclusively deemed to have been given and received by Holders when such notice is mailed, whether or not such Holder receives such notice.

         In any case where notice to Holders of Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Security shall affect the sufficiency of such notice with respect to other Holders of Securities given as provided above. In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Securities as shall be made with the approval of the

Trustee, which approval shall not be unreasonably withheld, shall constitute a sufficient notification to such Holders for every purpose hereunder.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         SECTION 1.07. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 1.08. Successors and Assigns. All covenants, stipulations, promises and agreements in this Indenture by an Issuer shall bind its successors and assigns, whether so expressed or not.

         SECTION 1.09. Separability Clause. In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 1.10. Benefits of Indenture. Except as provided in the next sentence, nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns hereunder and the Holders of Securities, any benefit or legal or equitable right, remedy or claim under this Indenture. The provisions of Article 13 are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness.

         SECTION 1.11. Governing Law. THIS INDENTURE AND EACH SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE UNITED STATES OF AMERICA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

         SECTION 1.12. Legal Holidays. In any case where any due date for the payment of principal, Issue Price, accrued Original Issue Discount, Redemption Date, Fundamental Change Redemption Date or Stated Maturity of any Security or the last day on which a Holder of a Security has a right to convert his Security shall not be a Business Day at any Place of Payment or Place of Conversion, as the case may be, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price, or delivery for conversion of such Security need not be made at such Place of Payment or Place of Conversion, as the case may be, on or by such day, but may be made on or by the next succeeding Business Day at such Place of Payment or Place of Conversion, as the case may be, with the same force and effect as if made on the Interest Payment Date, Redemption Date, Fundamental Change Redemption Date, or at the Stated Maturity or by such last day for conversion; provided, however, that in the case that payment is made on such succeeding Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Fundamental Change Redemption Date, Stated Maturity or last day for conversion, as the case may be.

         SECTION 1.13. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be a part of and to govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Until such time as this Indenture shall be qualified under the Trust Indenture Act, this Indenture, the Issuers and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were so qualified on the date hereof.

         SECTION 1.14. Indenture and Securities Solely Corporate Obligations. No recourse for the payment of the principal, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price, or interest in respect of, any Security and no recourse under or upon any obligation, covenant or agreement of the Issuers in this Indenture or in any supplemental indenture or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, or director or subsidiary, as such, past, present or future, of the Issuers or of any successor corporations, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

                                    ARTICLE 2
                                 SECURITY FORMS

         SECTION 2.01. Forms Generally. The Securities shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the Securities Act and the Exchange Act, applicable state securities law or the rules of any securities exchange, the Code, and the treasury regulations under the Code, or as may, consistently herewith, be determined by the Officers executing such Securities, as evidenced by their execution thereof.

         The Election of Holder to Require Repurchase shall be substantially in the form set forth in Section 2.03. The Conversion Notice shall be in substantially the form set forth in Section 2.04. The Trustee's certificate of authentication shall be in substantially the form set forth in Section 2.05.

         The Securities may be printed, lithographed, typewritten, mimeographed or otherwise produced, as determined by the Officers executing such Security, as evidenced by their execution thereof.

         SECTION 2.02. Form of Security. [FORM OF LEGEND FOR GLOBAL SECURITY:
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY," WHICH TERM INCLUDES ANY SUCCESSOR DEPOSITARY FOR THE CERTIFICATES) TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. (OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                             [FORM OF FACE OF NOTE]

         FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS SECURITY BEARS ORIGINAL ISSUE DISCOUNT. THE ISSUE PRICE WITH RESPECT TO EACH $1,000 OF AGGREGATE PRINCIPAL AMOUNT AT MATURITY OF THIS SECURITY IS $________, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT WITH RESPECT TO EACH $1,000 OF AGGREGATE PRINCIPAL AMOUNT AT MATURITY OF THIS SECURITY IS $________, THE ISSUE DATE IS ________, 1999 AND THE YIELD TO MATURITY BASED ON SEMI-ANNUAL COMPOUNDING IS __%.

                          VERITAS SOFTWARE CORPORATION

                          VERITAS OPERATING CORPORATION

                  ____% CONVERTIBLE SUBORDINATED NOTES DUE 2006

No. _____________                                                    U.S.$_____

CUSIP NO. __________

         Each of VERITAS Software Corporation, a Delaware corporation (herein called the "COMPANY," which term includes any successor Person under the Indenture referred to on the reverse hereof) and VERITAS Operating Corporation, a Delaware corporation (herein called the "CO-OBLIGOR" and the Company and the Co-Obligor, each referred to herein as an "ISSUER" and collectively referred to herein as the "ISSUERS"), for value received, hereby promise jointly and severally, to pay to_______________, or registered assigns (the "HOLDER"), the principal sum of_____________ United States Dollars (U.S.$_____) (which amount may from time to time be increased or decreased to such other principal amounts (which, taken together with the principal amounts of all other Outstanding Securities, shall not exceed $_________ in the aggregate at any time) by adjustments made on the records of the Trustee, as Custodian of the Depositary, in accordance with the rules and procedures of the Depositary) on _________, 2006 at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually in arrears on _________ and _________ in each year (each, an "INTEREST PAYMENT DATE"), commencing _________, 1999 on said principal sum at said office or agency, in like coin or currency, at the rate of ___% per annum from __________ or __________, as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on the Notes, in which case from __________, 1999 until payment of said principal sum has been made or duly provided for.

         The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the _________ or _________ (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for

("DEFAULTED INTEREST") on an Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by an Issuer, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of interest on this Security may be made, at the option of an Issuer, by United States Dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register, or, upon written application by the Holder to the Note Registrar setting forth wire instructions not later than the relevant Record Date, by transfer to a United States Dollar account (such a transfer to be made only to a Holder of an aggregate principal amount of Securities in excess of U.S.$2,000,000 and only if such Holder shall have furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date) maintained by the Holder with a bank in the United States.

         Reference is made to the further provisions of this Security set forth on the reverse hereof, including, without limitation, provisions subordinating the payment of principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price and interest, if any, in respect of the Securities to the prior payment in full of all Senior Indebtedness as defined in the Indenture and provisions giving the holder of this Security the right to convert this Security into Common Stock on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place. Capitalized terms used herein, including on the reverse hereof, and not defined herein or on the reverse hereof shall have the respective meanings given to such terms in the Indenture.

         This Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or an Authenticating Agent by the manual signature of one of their respective authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuers have caused this Security to be signed manually or by facsimile by its duly authorized officers under its corporate seal.

Dated:
                                            VERITAS SOFTWARE CORPORATION


[seal]                                      By:
                                                --------------------------------

                                                  Name:
                                                  Title:

Attest


By:


                                            VERITAS OPERATING CORPORATION


                                            By:
                                                --------------------------------

                                                  Name:
                                                  Title:

[seal]


Attest

By:

                          [FORM OF REVERSE OF SECURITY]

         This Security is one of a duly authorized issue of securities of the Issuers designated as their "___% Convertible Subordinated Notes due 2006" (herein called the "SECURITIES"), limited in aggregate principal amount to U.S. $_________, issued and to be issued under and pursuant to an Indenture, dated as of _________, 1999 (herein called the "INDENTURE"), among the Issuers and State Street Bank and Trust Company of California, N.A., as Trustee (herein called the "TRUSTEE", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuers, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities are issuable in the denomination of U.S.$1,000 and integral multiples thereof. As provided in the Indenture and subject to the limitations therein set forth, the Securities are exchangeable at the Corporate Trust Office of the Trustee, or the office or agency of the Trustee, or at such other office or agency of the Company as may be designated by it for such purpose, in The City of New York (each a "NOTE REGISTRAR").

         No sinking fund is provided for the Securities. The Securities will not be redeemable at the option of the Company prior to _________, 2002. At any time on or after _________, 2002, and prior to maturity, the Securities are subject to redemption at the option of the Company at any time, upon not less than 20 nor more than 60 days' notice to the Holders prior to the Redemption Date, in whole or in part, at the following optional Redemption Prices per $1,000 principal amount at maturity (which prices reflect accrued Original Issue Discount calculated to each such date), together in each case with accrued interest, to but excluding, the Redemption Date. The Redemption Price of a Security redeemed between such dates would include an additional amount reflecting the additional Original Issue Discount accrued since the next preceding date in the table to the actual Redemption Date; provided, however, that interest installments on Securities whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

                             (1)               (2)               (3)
                                              Accrued         Redemption
                            Note          Original Issue        Price
Redemption Date          Issue Price         Discount          (1)+(2)
---------------         -------------     --------------      ----------
       2002               $                  $                    $
       2003               $                  $                    $
       2004               $                  $                    $
       2005               $                  $                    $
       2006               $                  $                    $

In the event of a redemption of less than all of the Securities, the Company will not be required (a) to register the transfer or exchange of Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption or (b) to register the transfer or exchange of any Security, or portion thereof, called for redemption.

         In any case where the due date for the payment of the principal amount at maturity or Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price, or interest, if any, in respect of, any Security or the last day on which a Holder of a Security has a right to convert his Security shall not be a Business Day, at any Place of Payment or Place of Conversion, as the case may be, then payment of principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price, or interest, if any, in respect of such Security or delivery for conversion of such Security need not be made on or by such date at such place but may be made on or by the next succeeding Business Day at such Place of Payment or Place of Conversion, as the case may be, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or by such last day for conversion, and no interest shall accrue on the amount so payable for the period after such date.

         Subject to the provisions of the Indenture, the Holder hereof has the right, at his option, at any time through the close of business on ____________, or, as to all or any portion hereof called for redemption, prior to the close of business on the Business Day immediately preceding the date fixed for redemption (unless the Issuers shall default in payment due upon redemption thereof), to convert the principal hereof or any portion of such principal which is $1,000 principal amount at maturity or a multiple thereof, into that number of fully paid and nonassessable shares of Common Stock, as said shares shall be constituted at the date of conversion, obtained by dividing the principal amount at maturity of this Note or portion thereof to be converted by $1,000 and multiplying the result so obtained by ______ (the "CONVERSATION RATE") or such Conversion Rate as adjusted from time to time as provided in the Indenture, upon surrender of this Security, together with a conversion notice as provided in the Indenture, to the Company at the office or agency of the Company maintained for that purpose in New York, New York or Los Angeles, California, and, unless the shares issuable on conversion are to be issued in the same name as this Security, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by the holder or by his duly authorized attorney. No adjustments in respect of accrued Original Issue Discount, interest or dividends will be made upon any conversion; provided, however, that if this Security shall be surrendered for conversion during the period from, but excluding, a record date for any interest payment date to, but excluding such Interest Payment Date, this Security (unless it or the portion being converted shall have been called for redemption on a Redemption Date which occurs during such period, or is to be redeemed in connection with a Fundamental Change on a Fundamental Change Redemption Date which occurs during such period) must be accompanied by an amount, in New York Clearing House funds, equal to the interest payable on such interest payment date on the principal amount at maturity being converted; provided further, however that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the Securities. No fractional shares will be issued upon any conversion, but an adjustment in cash will be made, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Security or Securities for conversion.

         If a Fundamental Change (as defined in the Indenture) occurs at any time on or prior to ___________, 2006, each Holder shall have the right, at such Holder's option, to require the Issuers to repurchase all of such Holder's Securities (or any portion of such Securities that is $1,000 or an integral multiple of $1,000 in excess thereof) at a price (the "FUNDAMENTAL CHANGE REDEMPTION PRICE") equal to the Issue Price plus accrued Original Issue Discount to the Fundamental Change Redemption Date (as defined below), on the date (the "FUNDAMENTAL CHANGE REDEMPTION DATE") (or if such date is not a Business Day, the next succeeding Business Day) that is 45 days after notice thereof. In each case, the Issuers shall also pay accrued interest, if any, on such Securities to, but excluding, the Fundamental Change Redemption Date; provided that if such Fundamental Change Redemption Date is on an Interest Payment Date, then the interest payable on such date shall be paid to the Holder of record of the Securities on the Regular Record Date next preceding such Fundamental Change Redemption Date. The Issuers shall mail to all holders of record of the Securities a notice of the occurrence of a Fundamental Change and of the redemption right arising as a result thereof on or before the 30th day after the occurrence of such Fundamental Change. For a Security to be so repaid at the option of the Holder, the Trustee or any Paying Agent must receive such Security with the form entitled

"Option to Elect Redemption Upon a Fundamental Change" on the reverse thereof duly completed, together with such Securities duly endorsed for transfer, on or before the 30th day after the date of such notice (or if such 30th day is not a Business Day, the immediately preceding Business Day). All questions as to the validity, eligibility (including time of receipt) and acceptance of any Security for redemption shall be determined by the Issuers, whose determination shall be final and binding.

         [The following paragraph shall appear in each Security that is not a Global Security:

         In the event of redemption, repurchase or conversion of this Security in part only, a new Security or Securities for the unredeemed, unrepurchased or unconverted portion hereof will be issued in the name of the Holder hereof.]

         In the event of a deposit or withdrawal of an interest in this Security, including an exchange, transfer, redemption, repurchase or conversion of this Security in part only, the Trustee, as Custodian of the Depositary, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the rules and procedures of the Depositary.

         The indebtedness evidenced by this Security and the obligations of the Issuers under the Indenture are to the extent and in the manner provided in the Indenture, expressly subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture), whether outstanding on the date of the Indenture or thereafter incurred, and this Security is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

         If an Event of Default (as defined in the Indenture) shall occur and be continuing, the sum of the Issue Price plus accrued Original Issue Discount and accrued interest to the date of declaration, may be declared due and payable, with the effect and subject to the conditions provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the rights of the Holders of the Securities under the Indenture at any time (a) by the Issuers and the Trustee with the written consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time

Outstanding (as defined in the Indenture), or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Successor Security to this Security, whether or not notation of such consent or waiver is made upon this Security or such other Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless (a) such Holder shall have previously given the Trustee written notice of a continuing Event of Default, (b) the Holders of not less than 25% in aggregate principal amount of the Securities Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of the Securities Outstanding a direction inconsistent with such request, and (c) shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price, or interest in respect hereof on or after the respective due dates expressed herein or for the enforcement of the right to convert this Security as provided in the Indenture.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Issuers, which are absolute and unconditional, to pay the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price and interest, if any, in respect of this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

         Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months. Accrual of Original Issue Discount shall be calculated on the basis of a 360-day year of twelve 30-day months, compounded semi-annually.

         The Securities are issuable in registered form without coupons in denominations of $1,000 principal amount at maturity and any multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Securities is registrable on the Note Register (as defined in the Indenture) upon surrender of a Security for registration of transfer (a) at the Corporate Trust Office of the Trustee or at the office or agency of the Trustee in the Borough of Manhattan or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, or (b) subject to any laws or regulations applicable thereto and to the right of the Company to terminate the appointment of any Note Registrar, at the offices of the Note Registrars described herein or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees by the Note Registrar. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith.

         No recourse for the payment of the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price, or interest, if any, in respect of this Security, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Issuers in the Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Issuers or of any successor corporations, either directly or through the Issuers or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of consideration for the issue hereof, expressly waived and released.

         Prior to due presentation of a Security for registration of transfer, the Issuers, the Trustee and any agent of the Issuers or the Trustee may treat the Person in whose name such Security is registered, as the owner thereof for all purposes, whether or not such Security be overdue, and neither the Issuers, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         SECTION 2.03. Form of Election of Holder to Require Repurchase.

                    ELECTION OF HOLDER TO REQUIRE REPURCHASE

          (a) Pursuant to Section 14.01 of the Indenture, the undersigned hereby elects to have this Security repurchased by the Issuers.

          (b) The undersigned hereby directs the Issuers to pay it or _______________ the Fundamental Change Redemption Price plus interest accrued to, but excluding, the Fundamental Change Redemption Date, as provided in the Indenture.

Dated:____________________
                                            __________________________

                                            __________________________
                                            Signature(s)


Principal amount to be repurchased: ____________________

Remaining principal amount following such repurchase: ______________

Signature(s) must be guaranteed by a commercial bank or trust company or a member firm of a major stock exchange with membership in an approved signature guarantee medallion program pursuant to the Securities and Exchange Commission Rule 17Ad-15 if shares of Common Stock are to be issued, or Securities to be delivered, other than to or in the name of the registered Holder._______________________. Signature Guaranteed

NOTICE: The signature to the foregoing Election must correspond to the name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

         SECTION 2.04. Form of Conversion Notice.

                                CONVERSION NOTICE

         The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principal amount hereof (which is an integral multiple of U.S.$1,000) below designated, into shares of Common Stock of the Company in accordance with the terms of the Indenture referred to in this Security, and directs that such shares, together with a check in payment for any fractional shares and any Securities representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Common Stock or Securities are to be registered in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.



Dated:---------------------

                                            ---------------------------

                                            ---------------------------
                                            Signature(s)


If shares or Securities are to be         If only a portion of the Security is
registered in the name of a Person        to be converted, please indicate:
other than the Holder, please print
such Person's name and address:           Principal amount to be converted:


                                          U.S.$
-----------------------------                   ----------------------------

Name


-----------------------------

Address




-----------------------------

Social Security or other Taxpayer
Identification Number, if any

Signature(s) must be guaranteed by a commercial bank or trust company or a member firm of a major stock exchange with membership in an approved signature guarantee medallion program pursuant to the Securities and Exchange Commission Rule 17Ad-15 if shares of Common Stock are to be issued, or

Securities to be delivered, other than to or in the name of the registered Holder._______________________. Signature Guaranteed

         SECTION 2.05. Form of Certificate of Authentication. The Trustee's certificate of authentication shall be in substantially the following form:

         This is one of the Securities referred to in the within-mentioned Indenture.

Dated: _______________
                                            STATE STREET BANK AND TRUST
                                                  COMPANY OF CALIFORNIA, N.A.,
                                                  as Trustee

                                            By:________________________________


                                                  Authorized Signatory



                                    ARTICLE 3
                                 THE SECURITIES

         SECTION 3.01. Title and Terms. The aggregate principal amount at maturity of Securities which may be authenticated and delivered under this Indenture is limited to U.S. $__________, except for Securities authenticated and delivered in exchange for, or in lieu of, other Securities pursuant to
Section 3.04, 3.05, 3.06, 8.05, 11.08, 12.02 or 14.02(e).

         The Securities shall be known and designated as the "____% Convertible Subordinated Notes due 2006" of the Issuers. Their Stated Maturity shall be __________, 2006 and they shall bear interest on their principal amount from
__________, 1999, payable semi-annually in arrears on __________ and __________
in each year, commencing __________, 1999, at the rate of _____% until the principal amount at maturity, Redemption Price or Fundamental Change Redemption Price in respect thereof is due; provided, however, that payments shall only be made on Business Days as provided in Section 1.12.

         The principal, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price, and interest in respect of the Securities shall be payable as provided in the form of Security set forth in
Section 2.02 and the Fundamental Change Redemption Price shall be payable at such places as are identified in the Issuer Notice given pursuant to Section
14.02 (any
city in which any Paying Agent is located being herein called a "PLACE OF PAYMENT").

         The Securities shall be redeemable at the option of the Company, in whole or in part, and at the option of the Company as provided in Article 11 and in the form of Security set forth in Section 2.02.

         The Securities shall be convertible as provided in Article 12 (any city in which any Conversion Agent is located being herein called a "PLACE OF CONVERSION").

         The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article 13.

         The Securities shall be subject to repurchase by the Issuers at the option of the Holder as provided in Article 14.

         SECTION 3.02. Denominations. The Securities shall be issuable in registered form without coupons in denominations of $1,000 principal amount at maturity and any multiple thereof. Every Security shall be dated the date of its authentication, shall bear interest from the applicable date and shall be payable on the dates specified on the face of the form of Security recited above.

         SECTION 3.03. Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of each Issuer, in each case by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its President or one of its Senior Vice Presidents or one of its Vice Presidents, under an impression of its corporate seal or a facsimile of its corporate seal reproduced thereon attested by its Treasurer or one of its Assistant Treasurers or Secretary or one of its Assistant Secretaries. Any such signature may be manual or facsimile.

         Securities bearing the manual or facsimile signature of an individual or individuals who were at any time the proper officer or officers of the Issuers shall bind the Issuers, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Issuers may deliver Securities executed by the Issuers to the Trustee or to its order for authentication (or to the Paying Agent), together with an Issuer Order for the authentication and delivery of such Securities, and the Trustee or an Authenticating Agent in accordance with such Issuer Order shall authenticate and make available for delivery such Securities as in this Indenture provided and not otherwise. In connection with any Issuer Order for authentication, an Officers' Certificate and Opinion of Counsel pursuant to
Section 1.02 shall be required.

         Each Security shall be dated the date of its authentication.

         In authenticating the Securities and in accepting the additional responsibilities under the Indenture in relation to such Securities, the Trustee shall be entitled to receive and shall be fully protected in relying upon:

                  (a) A copy of the Board Resolution or Resolutions in or pursuant to which the terms and form of the Securities were established, and if the terms and form of such Securities are established by an Officers' Certificate pursuant to general authorization of the Board of Directors, such Officers' Certificate;

                  (b) an executed supplemental indenture, if any; and

                  (c) an Opinion of Counsel stating that:

                  (i) the form or forms of such Securities have been established in conformity with the provisions of this Indenture;

                  (ii) the terms of such Securities have been established in conformity with the provisions of this Indenture;

                  (iii) such Securities, when completed by appropriate insertions and executed and delivered by the Issuers to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Issuers in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute the legal, valid and binding obligations of the Issuers, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equitable principles and to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of such Securities;

                  (iv) all laws and requirements in respect of the execution and delivery by the Issuers of such Securities and of the supplemental indenture, if any, have been complied with and that authentication and delivery of such Securities and the execution and delivery of the supplemental indenture, if any, by the Trustee will not violate the terms of the Indenture;

                  (v) the Issuers have the corporate power to issue such Securities, and have duly taken all necessary corporate action with respect to such issuance; and

                  (vi) the issuance of such Securities will not contravene the articles of incorporation or by-laws of the Issuers or result in any violation of any of the terms or provisions of any law or regulation or of any indenture, mortgage or other agreement by which the Issuers are bound known to such Counsel, which violation would have a material adverse effect on the Issuers.

         The Trustee shall not be required to authenticate and deliver any such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or an Authenticating Agent by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder is entitled to the benefits of this Indenture.

         Any Global Security shall represent such of the outstanding Securities as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be increased or reduced to reflect transfers or exchanges permitted hereby. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the holder of such Securities in accordance with this Indenture. Payment of principal, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price and interest , if any, in respect of any Global Security shall be made to the Holder of such Global Security.

         SECTION 3.04. Registration of Transfer and Exchange; Restrictions on Transfer. (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 10.02 (including the office or agency of State Street Bank and Trust Company of California, N.A., in the Borough of Manhattan, The City of New York) being herein sometimes collectively referred to as the "NOTE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities.

         Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 10.02 for such purpose, the Issuers shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount and tenor and bearing such restrictive legends as may be required by this Indenture.

         At the option of the Holder, and subject to the further provisions of this Section 3.04, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency maintained by the Company pursuant to Section 10.02. Whenever any Securities are so surrendered for exchange, and subject to the further provisions of this Section 3.04, the Issuers shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Note Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuers, evidencing the same debt, and, subject to the other provisions of this Section 3.04, entitled to the same benefits, under and subject to the same restrictions imposed by this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Except as provided in Section 3.06, no service charge shall be made to a Holder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 8.05, 11.08, 12.02 or 14.02(e) (other than, in the case of Securities, where the Common Stock is to be issued or delivered in a name other than that of the Holder of the Security) not involving any transfer and other than any stamp and other duties, if any, which may be imposed in connection with any such transfer or exchange by the

United States or any political subdivision thereof or therein, which shall be paid by the Company.

         In the event of a redemption of the Securities in part, neither the Company nor the Note Registrar will be required (a) to register the transfer of or exchange of Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption or (b) to register the transfer of or exchange any Security, or portion thereof, called for redemption.

          (b) So long as the Securities are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, all Securities that are so eligible may be represented by one or more Global Securities registered in the name of the Depositary or the nominee of the Depositary, except as otherwise specified below. The transfer and exchange of beneficial interests in any such Global Security shall be effected through the Depositary in accordance with this Indenture and the procedures of the Depositary therefor.

         Except as provided below, beneficial owners of a Global Security shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered Holders of such Global Securities.

         (c) Notwithstanding any other provisions of this Indenture (other than the provisions set forth in the second paragraph of Section 3.04(b) and in this
Section 3.04(c)), a Global Security may not be transferred as a whole or in part except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

         The Depositary shall be a clearing agency registered under the Exchange Act. The Company initially appoints DTC to act as Depositary with respect to the Global Securities. Initially, each Global Security shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the Custodian for Cede & Co.

         If at any time the Depositary for a Global Security notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security, the Company may appoint a successor Depositary with respect to such Global Security. If a successor Depositary is not appointed by the Company within ninety (90) days after the Company receives such notice, the Company will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of Securities, will authenticate and deliver, definitive Securities, in aggregate principal amount equal to the Principal Amount of such Global Security, in exchange for such Global Security.

         If a definitive Security is issued in exchange for any portion of a Global Security after the close of business at the office or agency where such exchange occurs on any Record Date and before the opening of business at such office or agency on the next succeeding Interest Payment Date, interest will not be payable on such Interest Payment Date in respect of such Security, but will be payable on such Interest Payment Date, subject to the provisions of Section 3.07, only to the Person to whom interest in respect of such portion of such Global Security is payable in accordance with the provisions of this Indenture.

         Definitive Securities issued in exchange for all or a part of a Global Security pursuant to this Section 3.04 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Upon execution and authentication, the Trustee shall deliver such definitive Securities to the Persons in whose names such definitive Securities are so registered.

         At such time as all interests in a Global Security have been redeemed, repurchased, converted, canceled, exchanged for definitive Securities, or transferred to a transferee who receives definitive Securities, such Global Security shall, upon receipt thereof, be canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a Global Security is exchanged for definitive Securities, redeemed, converted, repurchased or canceled, exchanged for definitive Securities in certificated form or transferred to a transferee who receives definitive Securities therefor or any definitive Security is exchanged or transferred for part of a Global Security, the principal amount of such Security shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced or increased, as the case may be, and an endorsement shall be made on such Global Security, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction or increase.

         SECTION 3.05. Temporary Securities. Pending the preparation of definitive Securities, the Issuers may execute and the Trustee or an Authenticating Agent shall, upon the written request of the Issuers, authenticate and deliver temporary Securities (printed or lithographed). Temporary Securities shall be issuable in any authorized denomination, and substantially in the form of the Securities in certificated form, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the

Issuers. Every such temporary Security shall be executed by the Issuers and authenticated by the Trustee or such Authenticating Agent upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities. Without unreasonable delay the Issuers will execute and deliver to the Trustee or such Authenticating Agent Securities and thereupon any or all temporary Securities may be surrendered in exchange therefor, at each office or agency maintained by the Company and the Trustee or such Authenticating Agent shall authenticate and make available for delivery in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities. Such exchange shall be made by the Issuers at its own expense and without any charge therefor. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Securities authenticated and delivered hereunder.

         SECTION 3.06. Mutilated, Destroyed, Lost or Stolen Securities. If any mutilated Security is surrendered to the Trustee or to a Note Registrar, the Issuers shall execute, the Trustee or an Authenticating Agent shall authenticate and the Trustee or Note Registrar shall deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there be delivered to the Company and either to the Trustee or to a Note Registrar:

                  (a) evidence to their satisfaction of the destruction, loss or theft of any Security, and

                  (b) such security or indemnity as may be satisfactory to the Company and the Trustee and such Note Registrar to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Company, the Trustee or the Note Registrar that such Security has been acquired by a bona fide purchaser, the Issuers shall execute, and upon its request, the Trustee or an Authenticating Agent shall authenticate and the Trustee or Note Registrar shall deliver in lieu of any such destroyed, lost or stolen Security or in exchange for the Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion, but subject to any conversion rights, may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section 3.06, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto (other than any stamp and other duties, if any, which may be imposed in connection therewith by the United States of America or any political subdivision thereof or therein, which shall be paid by the Company) and any other expenses (including the fees and expenses of the Trustee, any Paying Agent and any Note Registrar) connected therewith.

         Every new Security issued pursuant to this Section 3.06 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuers, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section 3.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies of any Holder with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 3.07. Payment of Interest; Interest Rights Preserved. Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest except (i) that the interest payable upon redemption (unless the date of redemption is an Interest Payment Date) will be payable to the person to whom principal amount at maturity is payable and (ii) as set forth in the next succeeding sentence. In the case of any Security (or portion thereof) which is converted into Common Stock during the period from, but excluding, a Regular Record Date to, but excluding, the next succeeding Interest Payment Date either (i) if such Security (or portion thereof) has been called for redemption on a Redemption Date which occurs during such period, or is to be redeemed in connection with a Fundamental Change on a Fundamental Change Redemption Date which occurs during such period, the Issuers shall not be required to pay interest on such Interest Payment Date in respect of any such Security (or portion thereof) except to the extent required to be paid upon redemption of such Security or portion thereof pursuant to Section
11.07 or Section 14.01 hereof or (ii) if otherwise, any Security (or portion thereof) submitted for conversion during such period shall be accompanied by funds equal to the interest payable on such succeeding Interest Payment Date on the principal amount at maturity so converted in accordance with the provisions of Section 12.02 hereof, unless at the time of conversion there exists a default in the payment of interest on the Securities. Interest may, at the option of the Issuers, be paid by check mailed to the address of such person on the registry kept for such purposes or by wire transfer in immediately available funds to an account maintained by such person in the United States; provided that with respect to any Holder with an aggregate principal amount at maturity equal to or in excess of $2,000,000, at the request of such Holder in writing the Issuers shall pay interest on such Holder's Securities by wire transfer in immediately available funds.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by an Issuer, at its election in each case, as provided in clause (a) or (b) below:

                  (a) An Issuer may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. Such Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security, and the date of the proposed payment, and at the same time such Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon, the Trustee shall fix the Special Record Date for the payment of such Defaulted Interest, which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify such Issuer of such Special Record Date and, in the name and at the expense of such Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at such Holder's address as it appears in the Note Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

                  (b) An Issuer may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by such Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         SECTION 3.08. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company or the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price, and (subject to Section 3.07) interest, if any, in respect of such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          None of the Company, the Trustee, any Paying Agent or the Note Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

          Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Depositary, as a Holder, with respect to such Global Security or impair, as between such Depositary and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as Holder of such Global Security.

         SECTION 3.09. Cancellation. All Securities surrendered for payment, redemption, repurchase, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered to the Trustee shall be canceled promptly by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 3.09. The Trustee shall destroy all canceled

Securities in accordance with applicable law and its customary practices in effect from time to time.

         SECTION 3.10. Computation of Interest. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months. Accrual of Original Issue Discount shall be calculated on the basis of a 360-day year of twelve 30-day months, compounded semi-annually.

         SECTION 3.11. CUSIP Numbers. The Company in issuing Securities may use "CUSIP" numbers (if then generally in use) in addition to serial numbers; if so, the Trustee shall use such "CUSIP" numbers in addition to serial numbers in notices of redemption and repurchase as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such CUSIP numbers either as printed on the Securities or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such redemption or repurchase shall not be affected by any defect in or omission of such CUSIP numbers. The Company will promptly notify the Trustee of any changes in the "CUSIP" numbers.

         SECTION 3.12. Company to Determine Certain Matters. In accordance with the provisions of this Indenture, the Company shall determine solely certain matters relating to the administration of the Securities, including but not limited to Sections 3.04, 3.06, 3.08, 3.11, 10.02, 14.02 and Article 15. It
shall be at the Company's sole option to exercise the redemption provisions set forth in Article 11, although the Co-Obligor shall also be obligated to make payments of the Redemption Price. In addition, it shall be the sole obligation of the Company to satisfy the provisions of Article 12.


                                    ARTICLE 4
                           SATISFACTION AND DISCHARGE

         SECTION 4.01. Satisfaction and Discharge of Indenture. This Indenture shall, upon an Issuer Request, cease to be of further effect (except as to any surviving rights of conversion, or registration of transfer or exchange, or replacement of Securities herein expressly provided for and the Issuers' obligations to the Trustee pursuant to Section 6.07), and the Trustee, at the expense of the Issuers, shall execute proper instruments in form and substance satisfactory to the Trustee acknowledging satisfaction and discharge of this Indenture, when

                  (a) either

                           (i) all Securities theretofore authenticated and
                  delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (B) Securities for whose payment money has theretofore been deposited with the Trustee or the Paying Agent in trust or segregated and held in trust by the Issuers and thereafter repaid to the Issuers or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

                           (ii) all such Securities not theretofore delivered to
                  the Trustee or the Paying Agent or its agent for cancellation (other than Securities referred to in clauses (A) and (B) of clause (a)(i) above)

                                    (A) have become due and payable, or

                                    (B) will have become due and payable at
                           their Stated Maturity within one year, or

                                    (C) are to be called for redemption within
                           one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuers,

         and the Issuers, in the case of clause (A), (B) or (C) above, has deposited or caused to be deposited with the Trustee as trust funds (immediately available to the Holders in the case of clause (A)) in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price and Fundamental Change Redemption Price, and interest, if any, to the date of such deposit in the case of Securities which have become due and payable or to the Stated Maturity, Redemption Date or Fundamental Change Redemption Date, as the case may be;

                  (b) the Issuers have paid or caused to be paid all other sums payable hereunder by the Issuers; and

                  (c) the Issuers have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuers to the Trustee under Section 6.07, the obligations of the Issuers to any Authenticating Agent under Section 6.12 and, if money shall have been deposited with the Trustee pursuant to clause (a)(ii) of this Section 4.01, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive. Funds held in trust pursuant to this Section are not subject to the provisions of Article 13.

         SECTION 4.02. Application of Trust Money. Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine to the Persons entitled thereto, of the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price, and interest, if any, for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

         All moneys deposited with the Trustee pursuant to Section 4.01 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Issuers upon an Issuer Request.

         SECTION 4.03. Co-Obligor's Obligations Released. If the 1997 Securities are no longer outstanding, then the Co-Obligor shall be released from all of its obligations under this Indenture, including, without limitation, with respect to its covenant under Section 10.01, and the Trustee, at the expense of the Company, shall execute proper instruments in form and substance satisfactory to the Trustee acknowledging satisfaction and discharge of the Co-Obligor's obligations under this Indenture.

                                    ARTICLE 5
                                    REMEDIES

         SECTION 5.01. Events of Default. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article 13 or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment of the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, or Fundamental Change Redemption Price, on any Security as and when the same shall become due and payable, including at Maturity or in connection with any redemption or repurchase, whether or not such payment is prohibited by the subordination provisions of Article 13; or

                  (b) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days, whether or not such payment is prohibited by the subordination provisions of Article 13; or

                  (c) default in the performance, or breach, of any covenant or warranty of the Company or the Co-Obligor, as the case may be, in this Indenture (other than a covenant or warranty a default in the performance or breach of which is specifically dealt with elsewhere in this Section), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company or the Co-Obligor by the Trustee or to the Company or the Co-Obligor and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (d) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company, the Co-Obligor or any Significant Subsidiary in an involuntary case or proceeding under any applicable bankruptcy, moratorium of payments, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company, the Co-Obligor or any Significant Subsidiary bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, the Co-Obligor or any Significant Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company, the Co-Obligor or any Significant Subsidiary or of substantially all of the Company, Co-Obligor or Significant Subsidiary's property, as the case may be, or ordering the winding up or liquidation of the Company, Co-Obligor or Significant Subsidiary's affairs and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (e) the commencement by the Company, the Co-Obligor or any Significant Subsidiary of a voluntary case or proceeding under any applicable bankruptcy, moratorium of payments, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent or to be granted moratorium of payment, or the consent by the Company, the Co-Obligor or any Significant Subsidiary to the entry of a decree or order for relief in respect of the Company, the Co-Obligor or Significant Subsidiary, as the case may be, in an involuntary case or proceeding under any applicable bankruptcy, moratorium of payment, insolvency, reorganization or other similar law or to the commencement of any bankruptcy, moratorium of payment or insolvency proceedings against the Company, the Co-Obligor or any Significant Subsidiary, or the filing by the Company, the Co-Obligor or any Significant Subsidiary of a petition or consent seeking reorganization or similar relief under any applicable law, or the consent by the Company, the Co-Obligor or any Significant Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company, the Co-Obligor or Significant Subsidiary, as the case may be, or of substantially all of the property of the Company, the Co-Obligor or Significant Subsidiary, as the case may be, or the making by the Company, the Co-Obligor or any Significant Subsidiary of an assignment for the benefit of creditors, or the admission by the Company, the Co-Obligor or any Significant Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company, the Co-Obligor or any Significant Subsidiary in furtherance of any such action; provided that a liquidation or winding up of a Significant Subsidiary pursuant to applicable corporate law shall not be deemed to be an Event of Default hereunder.

         SECTION 5.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default (other than an Event of Default specified in Section 5.01(d) or (e) with respect to the Company or the Co-Obligor) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the sum of the Issue Price plus accrued Original Issue Discount from the date of issue of the Securities to the date of declaration and the interest accrued thereon to be due and payable immediately, by a notice in writing to the Issuers (and to the Trustee if given by the Holders), and upon any such declaration the same shall become immediately due and payable. If an Event of Default specified in Section 5.01(d) or (e) occurs with respect to the Company or the Co-Obligor, the sum of the Issue Price plus accrued Original Issue Discount from the date of issue of the Securities to the date of declaration, and accrued interest on all the Securities then Outstanding shall ipso facto become immediately due and payable without any declaration or other Act of the Holders or any act on the part of the Trustee.

         At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article 5 provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Issuers and the Trustee, may rescind and annul such declaration and its consequences if

                  (a) The Issuers have paid or deposited with the Trustee a sum sufficient to pay

                           (i) all overdue interest on all Securities;

                           (ii) the principal amount at maturity, Issue Price,
                  accrued Original Issue Discount, Redemption Price and Fundamental Change Redemption Price in respect of any Securities which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate borne by the Securities (giving effect to accrual of Original Issue Discount);

                           (iii) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate borne by the Securities (giving effect to the accrued Original Issue Discount); and

                           (iv) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (b) all Events of Default, other than the nonpayment of the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price, or any interest, in respect of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in
         Section 5.13.

         No rescission or annulment referred to above shall affect any subsequent default or impair any right consequent thereon.

         SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee. The Issuers covenant that, if

                  (a) default is made in the payment of any interest on any Security when it becomes due and payable and such default continues for a period of 30 days, or

                  (b) default is made in the payment of the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price or Fundamental Change Redemption Price, as and when the same shall become due and payable, including at Maturity or in connection with any redemption or repurchase, the Issuers will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price or Fundamental Change Redemption Price, or interest, if any, with interest on the overdue principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price and Fundamental Change Redemption Price and on any overdue interest, to the extent permitted by law, at the rate borne by the Securities (giving effect to the accrued Original Issue Discount), and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Issuers fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuers or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuers or any other obligor upon the Securities, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of

Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 5.04. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, moratorium of payments, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuers or any other obligor upon the Securities or the property of the Issuers or of such other obligor or the creditors of either, the Trustee (irrespective of whether the principal amount at maturity of, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price, and any interest in respect of, the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuers for the payment of overdue principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price or interest in respect of the Securities) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price and interest, if any, owing and unpaid in respect of the Securities and take such other actions, including participating as a member, voting or otherwise, of any official committee of creditors appointed in such matter, and to file such other papers or documents, in each of the foregoing cases, as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claim and to distribute the same after deduction of any amounts due the Trustee under Section 6.07;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.07.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding; provided, however, that the Trustee may, on behalf of such Holders, vote for the election of a trustee in bankruptcy or similar official.

         SECTION 5.05. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which judgment has been recovered.

         SECTION 5.06. Application of Money Collected. Any money collected by the Trustee pursuant to this Article 5 shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal amount of maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price, or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
         Section 6.07;

                  SECOND: Subject to the provisions of Article 13, in case the principal of the outstanding Securities shall not have become due and be unpaid, to the payment of interest on the Securities in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Securities (giving effect to the accrual of Original Issue Discount), such payments to be made ratably to the persons entitled thereto;

                  THIRD: Subject to the provisions of Article 13, in case the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price or Fundamental Change Redemption Price and interest, if any, in respect of the outstanding Securities shall have become due, by declaration or otherwise, and be unpaid, to the payment of the whole amount then owing and unpaid upon the Securities for principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price and interest, if any, with interest on the overdue principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price and Fundamental Change Redemption Price, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Securities (giving effect to the accrual of Original Issue Discount); and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Securities, then to the aggregate principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price and interest, if any, without preference or priority of principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price or Fundamental Change Redemption Price over interest, or of interest over principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price or Fundamental Change Redemption Price or of any installment of interest over any other installment of interest, or of any Security over any other Security, ratably to the aggregate of such principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price and accrued and unpaid interest;

                  FOURTH: Subject to the provisions of Article 13, to the payment of the remainder, if any, to the Issuers or any other person lawfully entitled thereto.

         SECTION 5.07. Limitation on Suits. No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (b) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (c) such Holder or Holders have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

         SECTION 5.08. Unconditional Right of Holders to Receive Principal Amount at Maturity, Issue Price, Accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price and Interest and to Convert. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price and accrued interest on such Security, on or after the respective due dates expressed in such Security, and to convert such Security in accordance with Article 12, and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

         SECTION 5.09. Restoration of Rights and Remedies. If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuers, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holders shall continue as though no such proceeding had been instituted.

         SECTION 5.10. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article 5 or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or (subject to the limitations contained in this Indenture) by the Holders of Securities.

         SECTION 5.12. Control by Holders of Securities. Subject to Section 6.03(f), the Holders of a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction;

                  (c) the Trustee need not take any action which might result in personal liability or be unjustly prejudicial to the Holders of Securities not consenting; and

                  (d) such direction shall be presented by such Holders to the Trustee in a timely manner.

         SECTION 5.13. Waiver of Past Defaults. The Holders, either (a) through the written consent of not less than a majority in aggregate principal amount of the Outstanding Securities, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of not less than a majority in aggregate principal amount of Outstanding Securities represented at such meeting, may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except (i) in the payment of the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price or interest, if any, in respect of the Securities, (ii) a failure by the Company to convert any Securities into Common Stock, or (iii) in respect of a covenant or provision hereof which under Article 8 cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 5.14. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Security by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 5.14 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount at maturity of the Securities outstanding, or to any suit instituted by any Holder for the enforcement of the payment of the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price and interest, if any, in respect of any Security on or after the due date expressed in such Security or to any suit for the enforcement of the right to convert any Security in accordance with the provisions of Article 12.

         SECTION 5.15. Waiver of Stay, Extension and Usury Laws. Each of the Issuers covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension law or usury law or other law that would prohibit or forgive the Issuers from paying all or any portion of its obligations on the Securities as provided herein, wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Issuers (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE 6
                                   THE TRUSTEE

         SECTION 6.01. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default,

                  (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture, but not to verify the contents thereof.

         (b) In case an Event of Default has occurred (which has not been cured or waived and of which a Responsible Officer has actual knowledge), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (i) this paragraph (c) shall not be construed to limit the effect of paragraph (a) of this Section;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in aggregate principal amount of the

         Outstanding Securities or such lesser percentage as provided in this Indenture relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability has not been provided to it.

         SECTION 6.02. Notice of Defaults. Within 90 days after the occurrence of any default hereunder as to which the Trustee has received written notice, the Trustee shall give to all Holders of Securities, in the manner provided in
Section 1.06, notice of such default, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price or interest, if any, in respect of any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

         SECTION 6.03.  Certain Rights of Trustee.  Subject to the provisions of
Section 6.01:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Issuers mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order, and any resolution of the Board shall be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee in its sole discretion may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuers, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) the permissive right of the Trustee to take or refrain from taking any actions enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable in such actions other than for its own negligence, bad faith or willful misconduct in exercising any such right; and

                  (i) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Indenture.

         SECTION 6.04. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) shall be taken as the statements of the Issuers, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, of the Securities or of the Common Stock issuable upon the conversion of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Issuers of Securities or the proceeds thereof.

         SECTION 6.05. May Hold Securities, Act as Trustee Under Other Indentures. The Trustee, any Authenticating Agent, any Paying Agent, any Conversion Agent or any other agent of the Issuers or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Issuers with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Conversion Agent or such other agent.

         The Trustee may become and act as trustee under other indentures under which other securities, or certificates of interest or participation in other securities, of the Issuers are outstanding in the same manner as if it were not Trustee hereunder.

         SECTION 6.06. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Issuers.

         SECTION 6.07. Compensation and Reimbursement. The Issuers agree, jointly and severally,

                  (a) to pay to the Trustee from time to time such compensation as the Issuers and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except for any such expense, disbursement or advance as may be attributable to its negligence, bad faith or willful misconduct. The Trustee agrees to repay such expenses, disbursements and advances attributable to its negligence, bad faith or willful misconduct upon the entry of a final nonappealable determination that the Trustee engaged in negligence, bad faith or willful misconduct; and

                  (c) to indemnify the Trustee (and its directors, officers, employees and agents) for, and to hold it harmless against, any loss, liability or expense incurred without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs, expenses and reasonable attorneys' fees of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(d) or Section 5.01(e) in the case of the Company, the Co-Obligor or any Significant Subsidiary, the expenses (including the reasonable charges of its counsel) and the compensation for the services are intended to constitute expenses of the administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

         Any Paying Agent or Authenticating Agent appointed hereunder shall be entitled to the benefits of Section 6.07(c) as if the indemnity set forth therefor were specifically afforded to such Paying Agent or Authenticating Agent.

         The provisions of this Section shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee, any Paying Agent or any Authenticating Agent, as the case may be. The obligations of the Issuers under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Issuers, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price, or interest with respect to particular Securities.

         SECTION 6.08. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, having (or if the Trustee is a member of a bank holding company, its bank holding company has) a combined capital and surplus of at least U.S.$50,000,000, subject to supervision or examination by Federal or state authority, in good standing. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article and a successor shall be appointed pursuant to Section 6.09.

         SECTION 6.09. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10.

          (b) The Trustee may resign at any time by giving written notice thereof to the Issuers. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities, delivered to the Trustee and the Issuers. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (d) If at any time:

                  (i) the Trustee shall cease to be eligible under Section 6.08 and shall fail to resign after written request therefor by the Issuers or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

                  (ii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (i) the Issuers by Board Resolutions may remove the Trustee, or (ii) subject to Section 5.14, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuers, by Board Resolutions, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of this Section and Section 6.10. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities delivered to the Issuers and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.10, become the successor Trustee and supersede the successor Trustee appointed by the Issuers. If no successor Trustee shall have been so appointed by the Issuers or the Holders of Securities and accepted appointment in the manner required by this Section and Section 6.10, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Issuers shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 1.06. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         SECTION 6.10. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuers and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Issuers or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Issuers shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.

         SECTION 6.11. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee (including the trust created by this Indenture), shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         SECTION 6.12. Authenticating Agents. The Trustee may appoint an additional Authenticating Agent or Agents with respect to the Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon exchange or substitution pursuant to this Indenture.

         Securities authenticated by an Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder, and every reference in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Issuers and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof, the District of Columbia authorized under such laws to act as Authenticating Agent and subject to supervision or examination by government or other fiscal authority. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.12, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.12.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent (including the duties under this Indenture), shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 6.12, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Issuers. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuers. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.12, the Trustee may appoint a successor Authenticating Agent which shall be subject to acceptance by the Issuers. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.12.

         The Issuers agree to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.12 and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.07.

         If an Authenticating Agent is appointed with respect to the Securities pursuant to this Section 6.12, the Securities may have endorsed thereon, in addition to or in lieu of the Trustee's certification of authentication, an alternative certificate of authentication in the following form:

         This is one of the Securities referred to in the within-mentioned Indenture.

Dated:                         STATE STREET BANK AND TRUST
                                     COMPANY OF CALIFORNIA, N.A.,
                                     as Trustee

                               By [Authenticating Agent],as Authenticating
                                     Agent

                               By:
                                    --------------------------------------

                                     Authorized Signatory

         SECTION 6.13. Disqualification; Conflicting Interest. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

         SECTION 6.14. Preferential Collection of the Claims Against the Issuers. If and when the Trustee shall be or become a creditor of either Issuer (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of Section 311 of the Trust Indenture Act regarding the collection of claims against such Issuer (or any such other obligor).



                                    ARTICLE 7
                    CONSOLIDATION, MERGER, TRANSFER OR LEASE

         SECTION 7.01. An Issuer May Consolidate, Etc., Only on Certain Terms. An Issuer shall not consolidate or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, and shall not transfer and assign all its obligations of, and position as, an Issuer hereunder, except for a consolidation or merger in which such Issuer is the surviving party, unless:

                  (a) the Person formed by such consolidation or into which an Issuer is merged or which acquires by conveyance or transfer the properties and assets of such Issuer substantially as an entirety, or to which obligations of, and position as, such Issuer hereunder are transferred and assigned (the "SUCCESSOR") (i) shall be a corporation, limited liability company, partnership or trust organized and existing under the laws of, and resident for tax purposes in, the United States of America or any political subdivision thereof, and (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, due and punctual payment of the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price and interest, if any, on all of the Securities and the performance of every covenant of this Indenture and in the Securities on the part of the such Issuer to be performed or observed;

                  (b) immediately after giving effect to any such consolidation, merger, conveyance or transfer, or such transfer and assignment, no default and no Event of Default shall have occurred and be continuing; and

                  (c) such Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer, or such transfer and assignment, and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         SECTION 7.02. Successor Substituted. Upon any consolidation, merger or any conveyance or transfer of the properties and assets of either Issuer substantially as an entirety, or upon transfer and assignment of all obligations of, and position as, an Issuer hereunder, in accordance with Section 7.01, the Successor shall succeed to and be substituted for, and may exercise every right and power of, an Issuer under this Indenture with the same effect as if such Successor had been named as an Issuer herein. The Successor thereupon may cause to be signed, and may issue either in its own name or in the name of VERITAS Software Corporation or VERITAS Operating Corporation, as the case may be, any or all of the Securities issuable hereunder which theretofore shall not have been signed by an Issuer and delivered to the Trustee; and, upon the order of the Successor instead of an Issuer and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of an Issuer to the Trustee for authentication, and any Securities which the Successor thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance or lease, the person named as the "Company" or "Co-Obligor" in the first paragraph of this Indenture or any successor which shall thereafter have become such in the manner prescribed in this Article 7 may be dissolved, wound up and liquidated at any time thereafter and such person shall be released from its liabilities as obligor and maker of the Securities and from its obligations under this Indenture.

         In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.



                                    ARTICLE 8
                             SUPPLEMENTAL INDENTURES

         SECTION 8.01. Supplemental Indentures Without Consent of Holders of Securities. Without the consent of any Holders of Securities, the Issuers, when authorized by Board Resolutions, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto in form satisfactory to the Trustee for any of the following purposes:

                  (a) to evidence the succession of another Person to an Issuer and the assumption by any such successor of the covenants and obligations of such Issuer herein and in the Securities as permitted by this Indenture; or

                  (b) to add to the covenants of the Issuers for the benefit of the Holders of Securities, or to surrender any right or power herein conferred upon the Issuers; or

                  (c) to add any additional Events of Default; or

                  (d) to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with the Securities issued hereunder in fully registered form and to make all appropriate changes for such purpose; or

                  (e) to secure the Securities; or

                  (f) to provide for successor or additional trustees; or

                  (g) to make provision with respect to the conversion rights of Holders of Securities pursuant to Section 12.11 or the repurchase rights of Holders of Securities pursuant to Section 14.03; or

                  (h) to comply with the requirements of the Trust Indenture Act or the rules and regulations of the Commission thereunder in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by this Indenture or otherwise; or

                  (i) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture as the Issuers and the Trustee may deem necessary or desirable, provided, such action pursuant to this clause (i) shall not adversely affect the interests of the Holders of Securities in any material respect; or

                  (j) to release the Co-Obligor from its obligations pursuant to
         Section 4.03.

         Upon Issuer Requests, accompanied by Board Resolutions authorizing the execution of any such supplemental indenture, and subject to and upon receipt by the Trustee of the Opinion of Counsel described in Section 8.03 hereof, the Trustee shall join with the Issuers in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained.

         SECTION 8.02. Supplemental Indentures with Consent of Holders of Securities. With either (a) the written consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by the Act of said Holders delivered to the Issuers and the Trustee, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, the Issuers, when authorized by Board Resolutions, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall:

                  (i) extend the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the rate or extend the time of payment of interest payable thereon, change the rate of accrual or extend the time of payment in connection with Original Issue Discount, or reduce the principal amount at maturity thereof, or reduce any amount payable upon redemption thereof, change the optional election of the Company to make redemption of any Security or the obligation of the

         Issuers to pay the Redemption Price upon such election pursuant to
         Article 11, or impair or affect the right of any Holder to institute suit for the payment thereof, or make the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price or interest, if any, in respect thereof payable in any coin or currency other than that provided in the Securities, or, except as permitted by Section 12.11, adversely affect the right to convert any Security as provided in Article 12, or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders of Securities, in any material respect, without the consent of the Holder of each Security so affected, or

                  (ii) reduce the aforesaid percentage in aggregate principal amount of the Outstanding Securities the consent of whose Holders is required for any such supplemental indenture, without the consent of the Holder of each Outstanding Security.

         It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 8.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Sections
6.01 and 6.03) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that such supplemental indenture has been duly authorized, executed and delivered by the Issuers and constitutes a valid and legally binding obligation of the Issuers enforceable against the Issuers in accordance with its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 8.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 8.05. Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuers shall so determine, new Securities so modified as to conform, in the opinion of the Issuers and the Trustee, to any such supplemental indenture may be prepared and executed by the Issuers and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

         SECTION 8.06. Notice of Supplemental Indentures. Promptly after the execution by the Issuers and the Trustee of any supplemental indenture pursuant to the provisions of Section 8.02, the Issuers shall give notice to all Holders of Securities of such fact, setting forth in general terms the substance of such supplemental indenture, in the manner provided in Section 1.06. Any failure of the Issuers to give such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture.



                                    ARTICLE 9
                        MEETINGS OF HOLDERS OF SECURITIES

         SECTION 9.01. Purposes for Which Meetings May Be Called. A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities.

         SECTION 9.02. Call, Notice and Place of Meetings. (a) The Trustee may at any time call a meeting of Holders of Securities for any purpose specified in
Section 9.01, to be held at such time and at such place in Los Angeles, California or in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.06, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

          (b) In case at any time an Issuer, pursuant to a Board Resolution, or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities shall have requested the Trustee to call a meeting of the Holders of Securities for any purpose specified in Section 9.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then such Issuer or the Holders of

Securities in the amount specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this Section.

         SECTION 9.03. Persons Entitled to Vote at Meetings. To be entitled to vote at any meeting of Holders of Securities, a Person shall be (a) a Holder of one or more Outstanding Securities on the applicable record date, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Issuers and their counsel.

         SECTION 9.04. Quorum; Action. The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such reconvened meeting, such reconvened meeting may be further adjourned for a period not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such reconvened meeting (subject to repeated applications of this sentence). Notice of the reconvening of any adjourned meeting shall be given as provided in Section 9.02(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding Securities which shall constitute a quorum.

         Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the Persons entitled to vote 25% in aggregate principal amount of the Outstanding Securities at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

         At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the proviso to Section 8.02) shall be effectively passed and decided if passed or decided by not less than a majority in aggregate principal amount of the Outstanding Securities represented and entitled to vote at such meeting.

         Any resolution passed or decisions taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities, whether or not present or represented at the meeting. The Trustee shall, in the name and at the expense of the Issuers, notify all the Holders of Securities of any such resolutions or decisions pursuant to Section 1.06.

         SECTION 9.05. Determination of Voting Rights; Conduct and Adjournment of Meetings. (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.04 and the appointment of any proxy shall be proved in the manner specified in Section 1.04.

          (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be the Trustee) of the meeting, unless the meeting shall have been called by an Issuer or by Holders of Securities as provided in
Section 9.02(b), in which case such Issuer or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities represented at the meeting.

          (c) At any meeting, each Holder of a Security or proxy shall be entitled to one vote for each U.S.$1,000 principal amount at maturity of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

          (d) Any meeting of Holders of Securities duly called pursuant to
Section 9.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount at maturity of the Outstanding Securities represented at the meeting, and the meeting may be held as so adjourned without further notice.

         SECTION 9.06. Counting Votes and Recording Action of Meetings. The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of

Securities or of their representatives by proxy and the principal amounts at maturity and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 9.02 and, if applicable, Section 9.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Issuers and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.



                                   ARTICLE 10
                                    COVENANTS

         SECTION 10.01. Payment of Principal Amount at Maturity, Issue Price, Accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price and Interest. The Issuers covenant and agree that they will duly and punctually pay the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price and interest, if any, in respect of the Securities in accordance with the terms of the Securities and this Indenture. The Issuers will deposit or cause to be deposited with the Trustee on or prior to the due date for any installment of interest thereon or on the Stated Maturity of any Security all payments so due, which payments shall be in immediately available funds on the date of such due date or Stated Maturity, as the case may be.

         SECTION 10.02. Maintenance of Offices or Agencies. The Company hereby appoints the Corporate Trust Office of the Trustee in Los Angeles, California and the office or agency of the Trustee in the Borough of Manhattan, The City of New York, as places where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion, and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served, and where Securities may be surrendered for registration of transfer or exchange and where Securities may be surrendered for conversion.

         The Company may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; provided, however, that until all of the Securities have been delivered to the Trustee for cancellation, or moneys sufficient to pay the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price and interest, if any, in respect of the Securities have been made available for payment and either paid or returned to the Company pursuant to the provisions of Section 10.03, the Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment and conversion, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee, and notice to the Holders in accordance with
Section 1.06, of the appointment or termination of any such agents and of the location and any change in the location of any such office or agency.

         If at any time the Company shall fail to maintain any such required office or agency, or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made and notices and demands may be served on the office or agency of the Trustee in the Borough of Manhattan, the City of New York.

         SECTION 10.03. Money for Security Payments to Be Held in Trust. If the Company shall act as its own Paying Agent, it will, on or before each due date of the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price or interest, if any, in respect of any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and the Company will promptly notify the Trustee of its action or failure so to act and of any failure by the Issuers (or by any other obligor under the Securities) to make any payment of the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price or interest, if any, in respect of the Securities when the same shall become due and payable.

         Whenever there shall be one or more Paying Agents, the Issuers will, on or prior to each due date of the principal amount at maturity, Issue Price, accrued

Original Issue Discount, Redemption Price, Fundamental Change Redemption Price or interest, if any, in respect of any Securities, deposit with such Paying Agent a sum sufficient to pay such amounts so becoming due, such sum to be held for the benefit of the Persons entitled to such principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price or interest, if any, and (unless such Paying Agent is the Trustee) the Issuers will promptly notify the Trustee of their action or any failure so to act.

         The Issuers will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (a) hold all sums held by it for the payment of the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price or interest, if any, in respect of Securities for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (b) give the Trustee notice of any default by the Issuers (or any other obligor upon the Securities) in the making of any payment of the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price or interest, if any, in respect of the Securities, when the same shall be due and payable; and

                  (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held by such Paying Agent.

         An Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental

Change Redemption Price, or interest, if any, in respect of any Security and remaining unclaimed for the earlier of ten days prior to the time such money would escheat to the state or two years after such amount has become due and payable shall be paid to the Issuers or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuers for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

         SECTION 10.04. Corporate Existence. Subject to Article 7, the Issuers will do or cause to be done all things necessary to preserve and keep in full force and effect their existence.

         SECTION 10.05. Statement by Officers as to Default. The Issuers will deliver to the Trustee within 120 days after the end of each fiscal year of the Issuers an Officers' Certificate stating that in the course of performance by the signers of their duties as such officers of the Issuers they would normally obtain knowledge of whether any default exists in the performance and observance of any of the terms, provisions and conditions of this Indenture and whether the Issuers have kept, observed, performed and fulfilled their obligations under this Indenture. Such Officers' Certificate shall further state, as to each such officer signing such Certificate, to the best of the knowledge of such officer, as of the date of such Officers' Certificate, (a) whether any such default exists, (b) whether the Issuers (as applicable) during the preceding fiscal year kept, observed, performed and fulfilled each and every covenant and obligation of the Issuers under this Indenture and (c) whether there was any default in the performance and observance of any of the terms, provisions or conditions of this Indenture during such preceding fiscal year. If the officer or officers signing the Officers' Certificate know of such a default, whether then existing or occurring during such preceding fiscal year, the Officers' Certificate shall describe such default and its status with particularity. The Issuers shall also promptly notify the Trustee if the Issuers' fiscal year is changed so that the end thereof is on any date other than the then current fiscal year end date.

         The Issuers will deliver to the Trustee, forthwith and in any event within 5 days after the Issuers become aware of any default in the performance or observance of any covenant, agreement or condition contained in this Indenture, or any Event of Default, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Issuers have taken, is taking or propose to take with respect thereto.

         Any notice required to be given under this Section 10.05 shall be delivered to the Trustee at its Corporate Trust Office.

         SECTION 10.06. Calculation of Original Issue Discount. The Issuers shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.


                                   ARTICLE 11
                            REDEMPTION OF SECURITIES

         SECTION 11.01. Right of Redemption. The Company may not redeem the Securities prior to __________, 2002. On or after that date, the Company may, at its option, redeem all or from time to time any part of the Securities on any date prior to maturity, upon notice as set forth in Section 11.05, and at the optional Redemption Prices set forth in the form of Security set forth in
Section 2.02, together with accrued interest, if any, to, but excluding, the Redemption Date.

         SECTION 11.02. Applicability of Article. Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of the Securities or this Indenture, shall be made in accordance with such provision and this Article 11.

         SECTION 11.03. Selection to Redeem; Notice to Trustee. The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all of the Securities, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date.

         SECTION 11.04. Selection by Trustee of Securities to Be Redeemed. If fewer than all the Securities are to be redeemed, the Trustee shall select, with written notice to the Company, by lot, pro rata or by another manner as the Trustee shall deem equitable and fair, the Securities or portions thereof (in multiples of $1,000 principal amount at maturity) to be redeemed. If any Security selected for partial redemption is converted in part after such selection, the converted portion of such Security shall be deemed (so far as may be) to be the portion to be selected for redemption. The Securities (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Security is converted as a whole or in part before the mailing of the notice of redemption.

         Upon any redemption of less than all the Securities, the Company and the Trustee may treat as outstanding any Securities surrendered for conversion during the period of 15 days next preceding the mailing of a notice of redemption and need not treat as outstanding any Security authenticated and made available for delivery during such period in exchange for the unconverted portion of any Security converted in part during such period.

         The Trustee shall promptly notify the Company and each Note Registrar in writing of the securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

         SECTION 11.05. Notice of Redemption. Notice of redemption shall be given in the manner provided in Section 1.06 to the Holders of Securities to be redeemed not less than 20 nor more than 60 days prior to the Redemption Date, and such notice shall be irrevocable. The Company shall also publish a notice of such redemption at least once in each of Bloomberg Business News, Dow Jones News
(DJN) and Reuter Financial Report in the City of New York (or if any such publications are not then published, such other publications in the City of New York of comparable circulation as may be determined by the Company) at least 20 and not more than 60 days prior to the date fixed for redemption.

         All notices of redemption shall state:

                  (a) the Redemption Date,

                  (b) the Redemption Price,

                  (c) if less than all Outstanding Securities are to be redeemed, the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities which will be outstanding after such partial redemption,

                  (d) that on the Redemption Date the Redemption Price, and interest and Original Issue Discount accrued to, but excluding, the Redemption Date will be paid as specified in said notices, and that on and after said date interest and Original Issue Discount thereon or on the portions thereof to be redeemed, will cease to accrue,

                  (e) the Conversion Rate then in effect, the date on which the right to convert the Securities to be redeemed will terminate and the places where such Securities, may be surrendered for conversion, and

                  (f) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest and Original Issue Discount, if any.

         In case of a partial redemption, the notice shall specify the serial and CUSIP numbers (if any) and the portions thereof called for redemption and that transfers and exchanges may occur on or prior to the Redemption Date.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name of and at the expense of the Company. Notice of redemption of Securities to be redeemed at the election of the Company received by the Trustee shall be given by the Trustee to each Paying Agent in the name of and at the expense of the Company.

         SECTION 11.06. Deposit of Redemption Price. By 10:00 a.m. (New York time) on any Redemption Date of the Securities, the Issuers shall deposit with the Trustee or with the Paying Agent so directed by the Trustee (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money (which shall be in immediately available funds on such Redemption Date) sufficient to pay the Redemption Price of, and accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

         If any Security called for redemption is converted, any money deposited with the Trustee or with a Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security, if a Security, or any Predecessor Security, to receive interest as provided in the last paragraph of Section 3.07) be paid to the Issuers on Issuer Request as soon as administratively practicable after the Trustee receives such Issuer Request or, if then held by the Company, shall be discharged from such trust.

         SECTION 11.07. Securities Payable on Redemption Date. If notice of redemption has been given as above provided, the Securities or portions of Securities with respect to which such notice has been given shall, unless theretofore converted into Common Stock pursuant to the terms hereof, become due and payable on the date and at the place or places stated in such notices at the applicable Redemption Price, together with interest accrued to, but excluding, the Redemption Date, and on and after said date (unless the Issuers shall default in the payment of such Securities at the Redemption Price, together with interest accrued to, but excluding, said date). Original Issue Discount and interest on the Securities or portions of Securities so called for redemption shall cease to accrue and such Securities shall cease after the Redemption Date to be convertible into Common Stock and, except as provided in Sections 6.06 and 10.03, to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the Redemption Price thereof and unpaid interest to, but excluding, the Redemption Date. Upon surrender of any Security for redemption in accordance with said notice, such Security shall be paid by the Issuers at the Redemption Price together with accrued and unpaid interest to, but excluding, the Redemption Date; provided, however, that installments of interest shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section 3.07.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the Redemption Price and, to the extent permitted by applicable law, interest, if any, in respect thereof shall, until paid, bear interest from the Redemption Date at the rate borne by the Security (giving effect to accrual of Original Issue Discount) and such Security shall remain convertible into Common Stock until the Redemption Price shall have been paid or duly provided for.

         SECTION 11.08. Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 10.02 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuers shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

         SECTION 11.09. Conversion Arrangement on Call for Redemption. In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities by an agreement with one or more investment bankers or other purchasers (the "PURCHASERS") to purchase such securities by paying to the Trustee in trust for the Holders, on or before the Redemption Date, an amount not less than the applicable Redemption Price, together with interest accrued to, but excluding, the Redemption Date, of such Securities. Notwithstanding anything to the contrary contained in this Article 11, the obligation of the Issuer to pay the Redemption Price, together with interest accrued to, but excluding, the Redemption Date, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such Purchasers. If such an agreement is entered into (a copy of which shall be filed with the Trustee 3 days prior to the Redemption Date), any Securities called for redemption that are not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, and consistent with any agreement or agreements with such Purchasers, to be acquired by such Purchasers from such Holders and (notwithstanding anything to the contrary contained in Article 12) surrendered by such Purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date (and the right to convert any such Securities shall be extended though such time), subject to payment of the above amount as aforesaid. At the direction of the Company, the Trustee shall hold and dispose of any such amount paid to it to the Holders in the same manner as it would monies deposited with it by the Issuers for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Company and such Purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such Purchasers, including the costs and expenses, including reasonable legal fees, incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

         SECTION 11.10. No Sinking Fund. The Securities shall not be entitled to the benefit of any sinking fund.

                                   ARTICLE 12
                            CONVERSION OF SECURITIES

         SECTION 12.01. Conversion Privilege and Conversion Rate. Subject to and upon compliance with the provisions of this Article 12, at the option of the Holder thereof, the Holder of any Security is entitled at his option, at any time prior to the close of business on __________, 2006, to convert the principal amount at maturity of any such Security, or any portion of such principal amount at maturity which is $1,000 or a multiple thereof, into that number of fully paid and nonassessable shares of Common Stock obtained by dividing the principal amount at maturity of the Security or portion thereof surrendered for conversion by $1,000 and multiplying the result so obtained by the Conversion Rate in effect at such time, by surrender of the Security so to be converted in whole or in part in the manner provided in Section 12.02 at the Conversion Rate, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall be subject, in the case of the conversion of any Global Security, to any applicable book-entry procedures of the Depositary therefor and the following sentence. In case a Security or portion thereof is called for redemption or is delivered for repurchase, such conversion right in respect of the Security or portion so called shall expire at the close of business on the Business Day prior to the Redemption Date or the Fundamental Change Redemption Date (as defined in Article 14), as the case may be, unless the Issuers default in making the payment due upon redemption or repurchase, as the case may be.

         The Conversion Rate shall be as specified in the forms of Security set forth in Section 2.02, subject to adjustment as provided in this Article 12.

         SECTION 12.02. Exercise of Conversion Privilege. Beneficial owners of interests in a Global Security may exercise their right of conversion by delivering to the Depositary the appropriate instruction form for conversion pursuant to the Depositary's conversion program. To convert a definitive Security into shares of Common Stock, a Holder must (a) complete and manually sign the conversion notice in the form set forth in Section 2.03 on the back of the definitive Security (or complete and manually sign a facsimile thereof) and deliver such notice to the Trustee at the Corporate Trust Office of the Trustee or the office or agency of State Street Bank and Trust Company of California, N.A., in New York, New York or the office of any Conversion Agent, (b) surrender the definitive Security to the Trustee at the Corporate Trust Office of the Trustee or the office or agency of the State Street Bank and Trust Company of California, N.A., in New York, New York or the office of any Conversion Agent,
(c) if required, furnish appropriate endorsements and transfer documents, (d) if required, pay all transfer or similar taxes, and (e) if required, pay funds equal to interest payable on the next Interest Payment Date. The date on which all of the foregoing requirements have been satisfied is the date of surrender for conversion. The Trustee shall promptly deliver to the Company and the Company's Common Stock transfer agent notification of such notice of conversion at the address described in Section 1.05.

         Each Security surrendered for conversion will be converted into Common Stock in registered form. Any Security or portion thereof surrendered for conversion during the period from, but excluding, a record date for any Interest Payment Date to, but excluding, such Interest Payment Date shall (unless such

Security or portion thereof being converted shall have been called for redemption on a Redemption Date which occurs during such period, or is to be redeemed in connection with a Fundamental Change on a Fundamental Change Redemption Date which occurs during such period) be accompanied by payment, in New York Clearing House funds of an amount equal to the interest otherwise payable on such Interest Payment Date on the principal amount at maturity being converted; provided, however, that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the Securities. Except as provided above in this Section, no adjustment shall be made for Original Issue Discount or interest accrued on any Security converted or for dividends on any shares issued upon the conversion of such Security as provided in this Article.

         The Company's delivery to the Holder of the number of shares of Common Stock (and cash in lieu of fractions thereof, as provided in this Indenture) into which a Security is convertible will be deemed to satisfy the Issuers' obligation to pay the principal amount at maturity of the Security and the accrued Original Issue Discount that has not previously been (or is not simultaneously being) paid. The Common Stock is treated as issued first in payment of accrued Original Issue Discount and interest, and then in payment of principal amount at maturity.

         Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion, in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and deliver to the Trustee, for delivery to the Holder, a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 12.03.

         In the case of any Security which is converted in part only, upon such conversion the Issuers shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Issuers, a new Security or Securities of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such Security. A Security may be converted in part, but only if the principal amount of such Security to be converted is any integral multiple of U.S.$1,000 and the principal amount of such security to remain Outstanding after such conversion is equal to U.S.$1,000 or any integral multiple thereof.

         SECTION 12.03. Fractions of Shares. No fractional shares of Common Stock shall be issued upon conversion of any Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Securities (or specified portions thereof), the Company shall make an adjustment and payment in respect of such fraction in cash at the current market value thereof, to be completed at the close of business on the day of conversion.

         SECTION 12.04. Adjustment of Conversion Rate. The Conversion Rate shall be subject to adjustments from time to time as follows:

          (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Rate in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by multiplying such Conversion Rate by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the numerator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. If any dividend or distribution of the type described in this Section 12.04(a) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate which would then be in effect if such dividend or distribution had not been declared.

          (b) In case the Company shall issue rights or warrants to all holders of its outstanding Common Stock entitling them (for a period expiring within 45 days after the date fixed for determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase Common Stock at a price per share less than the Current Market Price (as defined in Section 12.04(h)(ii)) on the date fixed for determination of stockholders entitled to receive such rights or warrants, the Conversion Rate shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Rate in effect immediately prior to the date fixed for determination of shareholders entitled to receive such rights or warrants by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for determination of stockholders entitled to receive such rights and warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price, and the numerator of which shall be the number of shares of Common Stock outstanding on the date fixed for determination of stockholders entitled to receive such rights and warrants plus the total number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be successively made whenever any such rights and warrants are issued, and shall become effective immediately after the opening of business on the day following the date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

          (c) In case outstanding Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced.

          (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 12.04(a) applies) or evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in Section 12.04(b), and excluding any dividend or distribution (x) paid exclusively in cash or (y) referred to in
Section 12.04(a) (any of the foregoing hereinafter in this Section 12.04(d) called the "DISTRIBUTION SECURITIES")), then, in each such case, the Conversion Rate shall be increased so that the same shall be equal to the price determined by multiplying the Conversion Rate in effect on the Distribution Record Date with respect to such distribution by a fraction the denominator of which shall be the Current Market Price per share of

Common Stock on such Distribution Record Date less the fair market value (as determined by the Board of Directors whose determination shall be conclusive, and described in a resolution of the Board of Directors) on the Distribution Record Date of the portion of the Distribution Securities so distributed applicable to one share of Common Stock and the numerator of which shall be the Current Market Price per share of Common Stock, such reduction to become effective immediately prior to the opening of business on the day following such Distribution Record Date; provided, however, that in the event the then fair market value (as so determined) of the portion of the Distribution Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price per share of the Common Stock on the Distribution Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of Distribution Securities such Holder would have received had such Holder converted each Security on the Distribution Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such dividend or distribution had not been declared. If the Company's Board of Directors determines the fair market value of any distribution for purposes of this Section 12.04(d) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price of the Common Stock.

         Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("TRIGGER EVENT"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of shares of Common Stock, shall be deemed not to have been distributed for purposes of this Section 12.04 (and no adjustment to the Conversion Rate under this Section 12.04 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 12.04(d). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets or different amounts of any of the foregoing, or both, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 12.04 was made, (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of shares of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of shares of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights and warrants had not been issued.

         Notwithstanding the foregoing, in the event that the Company shall distribute rights or warrants to subscribe for additional shares of the Common Stock (other than rights or warrants described in Section 12.04(b)), pro rata to substantially all holders of Common Stock, the Company may, in lieu of making any adjustment pursuant to this Section 12.04(d), make proper provision so that each holder of a Security who converts such Security (or any portion thereof) after the Distribution Record Date for such distribution shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion (the "CONVERSION SHARES"), a number of rights or warrants to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of such rights or warrants of separate certificates evidencing such rights or warrants (the "DISTRIBUTION DATE"), the same number of rights or warrants to which a holder of a number of shares of Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to such rights or warrants; and (ii) if such conversion occurs after the Distribution Date, the same number of rights or warrants to which a holder of the number of shares of Common Stock into which the principal amount of the Security so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of, and applicable to such rights or warrants.

         For purposes of this Section 12.04(d) and Sections 12.04(a) and (b), any dividend or distribution to which this Section 12.04(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than such shares of Common Stock or rights or warrants (and any Conversion Rate increase required by this Section 12.04(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Rate increase required by Sections 12.04(a) and (b) with respect to such dividend or distribution shall then be made), except (A) the Distribution Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of shareholders entitled to receive such dividend or other distribution" and "the date fixed for such determination" within the meaning of Sections 12.04(a) and (b) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 12.04(a).

         Each share of Common Stock issued upon conversion of Securities pursuant to this Article 12 shall be entitled to receive the appropriate number of Rights, if any, and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as provided by and subject to their terms of the Rights Agreement as in effect at the time of such conversion. If the Rights are separated from the Common Stock in accordance with the provisions of the Rights Agreement such that the Holders of Securities would thereafter not be entitled to receive any such Rights in respect to the Common Stock issuable upon conversion of such Securities, the Conversion Rate will be adjusted as provided in this Section 12.04(d) on the separation date; provided that if such Rights expire, terminate or are redeemed by the Company, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such separation had not occurred. In lieu of any such adjustment, the Company may amend the Rights Agreement to provide that upon conversion of the Securities the Holders will receive, in addition to the Common Stock issuable upon such conversion, the Rights which would have attached to such shares of Common Stock if the Rights had not become separated from the Common Stock pursuant to the provisions of the Rights Agreement.

          (e) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding (x) any quarterly cash dividend on the Common Stock to the extent that the aggregate cash dividend per share of Common Stock in any quarterly period does not exceed the greater of (A) the amount per share of Common Stock of the next preceding quarterly cash dividend on the Common Stock to the extent that such preceding quarterly dividend did not require any adjustment of the Conversion Rate pursuant to this Section 12.04(e) (as adjusted to reflect subdivisions or combinations of the Common Stock), and
(B) 3.75% of the arithmetic average of the Closing Prices (determined as set forth in Section 12.04(h)) during the ten Trading Days immediately prior to the date of declaration of such dividend, (y) any dividend or distribution in connection with the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary and (z) any cash that is distributed as part of a distribution requiring a Conversion Rate adjustment pursuant to Section 12.04(d)), then, in such case, the Conversion Rate shall be increased so that the same shall equal the price determined by multiplying the Conversion Rate in effect immediately prior to the close of business on such Distribution Record Date by a fraction of which the denominator shall be the Current Market Price of the Common Stock on the Distribution Record Date less the amount of cash so distributed (and not excluded as provided above) applicable to one share of Common Stock and the numerator shall be such Current Market Price of the Common Stock, such increase to be effective immediately prior to the opening of business on the day following the Distribution Record Date; provided, however, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Distribution Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of cash such Holder would have received had such Holder converted each Security on the Distribution Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such dividend or distribution had not been declared. If any adjustment is required to be made as set forth in this Section 12.04(e) as a result of a distribution that is a quarterly dividend, such adjustment shall be based upon the amount by which such distribution exceeds the amount of the quarterly cash dividend permitted to be excluded pursuant hereto. If an adjustment is required to be made as set forth in this Section 12.04(e) above as a result of a distribution that is not a quarterly dividend, such adjustment shall be based upon the full amount of the distribution.

          (f) In case a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that as of the last time (the "EXPIRATION TIME") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) exceeds the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Rate shall be increased so that the same shall equal the price determined by multiplying the Conversion Rate in effect immediately prior to the Expiration Time by a fraction of which the denominator shall be the number of Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the numerator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "PURCHASED SHARES") and (y) the product of the number of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such tender or exchange offer had not been made.

          (g) In case of a tender or exchange offer made by a Person other than the Company or any Subsidiary of the Company for an amount which increases the offeror's ownership of Common Stock to more than 25% of the Common Stock outstanding and shall involve the payment by such Person of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board) at the last time (the "TENDER EXPIRATION TIME") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Current Market Price per share of the Common Stock on the Trading Day next succeeding the Tender Expiration Time, and in which, as of the Tender Expiration Time the Board of Directors is not recommending rejection of the offer, the Conversion Rate shall be increased so that the same shall equal the price determined by multiplying the Conversion Rate in effect immediately prior to the Tender Expiration Time by a fraction of which the denominator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Tender Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Tender Expiration Time and the numerator shall be the sum of
(x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Tender Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "ACCEPTED PURCHASED SHARES") and (y) the product of the number of shares of Common Stock outstanding (less any Accepted Purchased Shares) on the Tender Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Tender Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Tender Expiration Time. In the event that such Person is obligated to purchase shares pursuant to any such tender or exchange offer, but such Person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this Section 12.04(g) shall not be made if, as of the Tender Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause the Company to engage in any transaction described in Article 7.

          (h) For purposes of this Section 12.04, the following terms shall have the meaning indicated:

                  (i) "CLOSING PRICE" with respect to any securities on any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the New York Stock Exchange, or, if such security is not listed or admitted to trading on such Exchange, on the principal security exchange or quotation system in the United States on which such security is quoted or listed or admitted to trading, or, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the Nasdaq National Market or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors or, to the extent permitted by applicable law, a duly authorized committee thereof, whose determination shall be conclusive.

                  (ii) "CURRENT MARKET PRICE" shall mean the average of the daily Closing Prices per share of Common Stock for the ten consecutive Trading Days immediately prior to the date in question; provided, however, that (A) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution or Fundamental Change requiring such computation) that requires an adjustment to the Conversion Rate pursuant to Section 12.04(a), (b), (c), (d), (e), (f) or (g) occurs during such ten consecutive Trading Days, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Rate is so required to be adjusted as a result of such other event, (B) if the "ex" date for any event (other than the issuance, distribution or

         Fundamental Change requiring such computation) that requires an adjustment to the Conversion Rate pursuant to Section 12.04(a), (b),
         (c), (d), (e), (f) or (g) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Rate is so required to be adjusted as a result of such other event, and (C) if the "ex" date for the issuance, distribution or Fundamental Change requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (A) or
         (B) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 12.04(d), (f) or (g) whose determination shall be conclusive and described in a resolution of the Board of Directors) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For purposes of any computation under Section 12.04(f) or (g), the Current Market Price of the Common Stock on any date shall be deemed to be the average of the daily Closing Prices per share of Common Stock for such day and the next two succeeding Trading Days; provided, however, that if the "ex" date for any event (other than the tender or exchange offer requiring such computation) that requires an adjustment to the Conversion Rate pursuant to Section 12.04(a), (b), (c), (d), (e), (f) or (g) occurs on or after the Expiration Time or Tender Expiration Time, as the case may be, for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Rate is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "EX" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (3) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time or Tender Expiration Time, as the case may be, of such offer.

                  (iii) "FAIR MARKET VALUE" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction.

                  (iv) "DISTRIBUTION RECORD DATE" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

                  (v) "TRADING DAY" shall mean (x) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national security exchange, a day on which the New York Stock Exchange or another national security exchange is open for business or
         (y) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made on thereon or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          (i) No adjustment in the Conversion Rate shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph
(i)) would require an increase or decrease of at least one percent in such rate; provided, however, that any adjustments which by reason of this paragraph (i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

          (j) The Company may, at its option, make such increases in the Conversion Rate as the Board deems advisable, in addition to those required by paragraphs (a), (b), (c), (d), (e), (f) or (g) of this Section 12.04 in order to avoid or diminish any income tax to any holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution on Common Stock (or rights to acquire such shares) or from any event treated as such for income tax purposes, resulting from any dividend or distribution of shares or issuance of rights or warrants to purchase or subscribe for shares or from any event treated as such for income tax purposes.

         To the extent permitted by applicable law, the Company from time to time may increase the Conversion Rate by any amount for any period of time if the period is (i) at least twenty (20) days, (ii) the increase is irrevocable during the period and (iii) the Board shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Company shall give notice of the increase to the Holders of Securities in the manner provided in Section 1.06 at least fifteen (15) days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

          (k) No adjustment of the Conversion Rate will result in zero or a negative number.

         SECTION 12.05. Notice of Adjustments of Conversion Rate. Whenever the Conversion Rate is adjusted as herein provided:

                  (a) the Company shall compute the adjusted Conversion Rate in accordance with Section 12.04 and shall prepare a certificate signed by the President, Treasurer, Chief Financial Officer or Vice President of Finance of the Company setting forth the adjusted Conversion Rate and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall promptly be filed with the Trustee and with each Conversion Agent; and

                  (b) a notice stating that the Conversion Rate has been adjusted and setting forth the adjusted Conversion Rate shall promptly be prepared and as soon as practicable thereafter, such notice shall be provided by the Company to all Holders in accordance with Section 1.06.

Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate or the information and calculations contained therein, except to exhibit the same to any Holder of Securities desiring inspection thereof at its office during normal business hours. Unless and until the Trustee shall receive such certificate, it may assume without inquiry that the Conversion Rate has not been adjusted.

         SECTION 12.06.  Notice of Certain Corporate Action.  In case:

                  (a) the Company shall declare a dividend (or any other distribution) on all or substantially all of its Common Stock payable
         (i) otherwise than exclusively in cash or (ii) exclusively in cash in an amount that would require any adjustment pursuant to Section 12.04; or

                  (b) the Company shall authorize the granting to the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights that would require any adjustment pursuant to Section 12.04; or

                  (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                  (e) the Company or any Subsidiary of the Company shall commence a tender offer for all or a portion of the Company's outstanding Common Stock (or shall amend any such tender offer);

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.02, and shall cause to be provided to all Holders in accordance with Section 1.06, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record, expiration or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, (y) the date on which the right to make tenders under such tender offer expires or (z) the date on which such reclassification, consolidation, merger, share exchange, conveyance, transfer, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, conveyance, transfer, sale, lease, dissolution, liquidation or winding up. If at the time the Trustee shall not be the Conversion Agent, a copy of such notice and any notice referred to in the following paragraph shall also forthwith be filed by the Company with the Trustee.

         The preceding paragraph to the contrary notwithstanding, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.02, and shall cause to be provided to all Holders in accordance with Section 1.06, notice of any tender offer by the Company or any subsidiary of the Company for all or any portion of the Common Stock at or about the time that such notice of tender offer is provided to the public generally (such notice to be sent to all Holders within five days after receipt of such notice by the Trustee or Conversion Agent from the Company).

         SECTION 12.07. Company to Provide Common Stock. The Company shall ensure that the Company has, free from preemptive rights, out of its authorized but unissued Common Stock, the full number of shares of Common Stock for the purpose of effecting the conversion of Securities.

         SECTION 12.08. Taxes on Conversions. The Company will pay any and all taxes and duties that may be payable in respect of the issue or delivery of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

         SECTION 12.09. Company Covenant as to Common Stock. The Company covenants that all Common Stock which may be delivered upon conversion of Securities, upon such delivery, will have been duly authorized and validly issued and will be fully paid and nonassessable and, except as provided in
Section 12.08, the Company will pay all taxes, liens and charges with respect to the issue thereof.

         SECTION 12.10. Cancellation of Converted Securities. All Securities delivered for conversion shall be delivered to the Trustee or its agent to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.09.

         SECTION 12.11. Effect of Reclassification, Consolidation, Merger or Sale. If any of the following events occur, namely (a) any reclassification or change of the outstanding shares of Common Stock (other than a subdivision or combination to which Section 12.04(c) applies), (b) any consolidation, merger or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (c) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that such Security shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Securities (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to convert all such Securities) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Common Stock is (i) not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (a "CONSTITUENT PERSON"), or an Affiliate of a Constituent Person, and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE")), then for the purposes of this
Section 12.11 the kind and amount of securities, cash or other property receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance for each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares. Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section
12.11 shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales or conveyances. Notice of the execution of such a supplemental indenture shall be given by the Company to the Holder of each Security as provided in Section 1.06 promptly upon such execution.

         Neither the Trustee, any Paying Agent nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or other securities or property or cash receivable by Holders of Securities upon the conversion of their Securities after any such reclassification, change, consolidation, merger, combination, sale or conveyance or to any such adjustment, but may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, an Opinion of Counsel with respect thereto, which the Company shall cause to be furnished to the Trustee.

         SECTION 12.12. Responsibility of Trustee for Conversion Provisions. The Trustee and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same, or whether a supplemental indenture need be entered into. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Common Stock, or of any other securities or property or cash, which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee, subject to the provisions of Section 6.01, nor any Conversion Agent shall be responsible for any failure of the Company to make or calculate any cash payment or to issue, transfer or deliver any Common Stock or share certificates or other securities or property or cash upon the surrender of any Security for the purpose of conversion; and the Trustee and any Conversion Agent shall not be responsible for any failure of the Company to comply with any of the covenants of the Company contained in this Article.



                                   ARTICLE 13
                           SUBORDINATION OF SECURITIES

         SECTION 13.01. Agreement of Subordination. The Issuers covenant and agree, and each Holder of Securities issued hereunder by his acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article 13; and each Person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees to be bound by such provisions.

         The payment of the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price or Fundamental Change Redemption Price, if any, and interest, if any, in respect of all Securities (including, but not limited to, the Redemption Price with respect to the Securities called for redemption in accordance with Article 11, or the Fundamental Change Redemption Price with respect to Securities submitted for repurchase in accordance with Article 14, as the case may be, as provided in this Indenture) issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full in cash of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

         Notwithstanding any provision of this Article 13, the Securities shall rank pari passu with the 1997 Securities. In addition, no provision of this
Article 13 shall prevent the occurrence of any default or Event of Default hereunder.

         SECTION 13.02. Payments to Holders. No payment shall be made with respect to the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price, or interest, if any, in respect of, the Securities by or on behalf of an Issuer (including, but not limited to, the Redemption Price with respect to the Securities to be called for redemption in accordance with Article 11 or the Fundamental Change Redemption Price with respect to Securities submitted for repurchase in accordance with Article 14, as the case may be, as provided in this Indenture), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 13.05, if:

                  (a) a default in the payment of principal, premium, interest, rent or other obligations due on any Company Senior Indebtedness or Co-Obligor Senior Indebtedness, as the case may be, has occurred and is continuing (or, in the case of Company Senior Indebtedness or Co-Obligor Senior Indebtedness, as the case may be, for which there is a period of grace, in the event of such a default that continues beyond the period of grace, if any, specified in the instrument or lease evidencing such Senior Indebtedness), unless and until such default shall have been cured or waived or shall have ceased to exist; or

                  (b) default (other than a payment default) on Designated Senior Indebtedness of such Issuer occurs and is continuing that then permits holders of such Designated Senior Indebtedness to accelerate its maturity and the Trustee receives a notice of the default (a "PAYMENT BLOCKAGE NOTICE") from the Company or the Co-Obligor, as the case may be, or a Representative of Designated Senior Indebtedness of such Issuer or a holder of Designated Senior Indebtedness of such Issuer.

         If the Trustee receives any Payment Blockage Notice pursuant to clause
(b) above, no subsequent Payment Blockage Notice shall be effective for purposes of this Section unless and until at least 365 days shall have elapsed since the initial effectiveness of the immediately prior Payment Blockage Notice. No nonpayment default that existed or was continuing on the date of delivery of any

Payment Blockage Notice to the Trustee (unless such default was waived, cured or otherwise ceased to exist and thereafter subsequently reoccurred) shall be, or be made, the basis for a subsequent Payment Blockage Notice.

         An Issuer may and shall resume payments on and distributions in respect of the Securities upon the earlier of:

                           (i) in the case of a payment default, the date upon
                  which the default is cured or waived or ceases to exist, or

                           (ii) in the case of a default referred to in clause
                  (b) above, the earlier of the date on which such default is cured or waived or ceases to exist or 179 days after the date on which the applicable Payment Blockage Notice is received by the Trustee if the maturity of the applicable Designated Senior Indebtedness has not been accelerated and no Payment Default with respect to any such Designated Senior Indebtedness has occurred which has not been cured or waived (in which case clause (i) shall instead be applicable), unless this Article 13 otherwise prohibits the payment or distribution at the time of such payment or distribution (including without limitation, in the case of default referred to in clause (b) above, as a result of a payment default with respect to the applicable Senior Indebtedness as a consequence of the acceleration of the maturity thereof or otherwise).

         Upon any payment by an Issuer, or distribution of assets of such Issuer of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of such Issuer, whether voluntary or involuntary or in bankruptcy, moratorium of payments, insolvency, receivership or other proceedings, all amounts due or to become due upon all Co-Obligor Senior Indebtedness or Company Senior Indebtedness, as the case may be, shall first be paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, or payment thereof in accordance with its terms provided for in cash or other payment satisfactory to the holders of such Senior Indebtedness before any payment is made on account of the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price, or interest, if any, in respect of the Securities (except payments by the Issuers made pursuant to Article 4 from monies deposited with the Trustee pursuant thereto prior to commencement of proceedings for such dissolution, winding-up, liquidation or reorganization); and upon any such dissolution or winding-up or liquidation or reorganization of an Issuer or bankruptcy, insolvency, receivership or other proceeding, any payment by an Issuer, or distribution of assets of an Issuer of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee would be entitled, except for the provision of this Article 13, shall (except as aforesaid) be paid by such Issuer or by any receiver, trustee in bankruptcy, moratorium of payments, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders or by the Trustee under this Indenture if received by them or it, directly to the holders of Company Senior Indebtedness or Co-Obligor Senior Indebtedness, as the case may be, (pro rata to such holders on the basis of the respective amounts of such Senior Indebtedness held by such holders, or as otherwise required by law or a court order) or their Representative or Representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all such Senior Indebtedness in full, in cash or other payment satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders or to the Trustee.

         For purposes of this Article 13, the words, "cash, property or securities" shall not be deemed to include a payment or distribution of stock of an Issuer as reorganized or readjusted, or securities of an Issuer or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article 13 with respect to the Securities to the payment of all Company Senior Indebtedness or Co-Obligor Senior Indebtedness, as the case may be, which may at the time be outstanding; provided that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness (other than leases which are not assumed by the Issuer or the new corporation, as the case may be) are not, without the consent of such holders, altered by such reorganization or readjustment. The merger of an Issuer into another corporation or the liquidation or dissolution of an Issuer following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in
Article 7 shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 13.02 if such other corporation shall, as a part of such merger, conveyance or transfer, comply with the conditions stated in Article 7.

         In the event of the acceleration of the Securities because of an Event of Default, no payment or distribution shall be made to the Trustee or any Holder of Securities in respect of the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price, or interest, if any, in respect of, the Securities by an Issuer (including, but not limited to, the Redemption Price with respect to the Securities called for redemption in accordance with Article 11 or the Fundamental Change Redemption Price with respect to Securities submitted for repurchase in accordance with
Article 14, as the case may be, as provided in this Indenture), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 13.05, until all Company Senior Indebtedness or Co-Obligor Senior Indebtedness as the case may be, has been paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness or such acceleration is rescinded in accordance with the terms of this Indenture. If payment of the Securities is accelerated because of an Event of Default, the Issuers shall promptly notify holders of their Senior Indebtedness of the acceleration.

         In the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of an Issuer of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise), prohibited by the foregoing, shall be received by the Trustee or the Holders of the Securities before all of the Company Senior Indebtedness or Co-Obligor Senior Indebtedness as the case may be, is paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, or provision is made for such payment thereof in accordance with its terms in cash or other payment satisfactory to the holders of their Senior Indebtedness, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their Representative or Representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Issuers, for application to the payment of all such Senior Indebtedness remaining unpaid to the extent necessary to pay all such Senior Indebtedness in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution, or provision therefor, to or for the holders of such Senior Indebtedness.

         Nothing in this Article 13 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07. This Section 13.02 shall be subject to the further provisions of Section 13.05.

         SECTION 13.03. Subrogation of Securities. Subject to the payment in full in cash of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article 13 (equally and ratably with the holders of all indebtedness of the Issuers which by its express terms is subordinated to other indebtedness of the Issuers to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities applicable to the Senior Indebtedness until the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price, and interest, if any, in respect of the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article 13, and no payment over pursuant to the provisions of this Article 13, to or for the benefit of the holders of Company Senior Indebtedness or the Co-Obligor Senior Indebtedness, as the case may be, by Holders of the Securities or the Trustee, shall, as between the relevant Issuer, its creditors other than holders of such Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the relevant Issuer to or on account of the Company Senior Indebtedness or the Co-Obligor Senior Indebtedness, as the case may be. It is understood that the provisions of this
Article 13 are and are intended solely for the purposes of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

         Nothing contained in this Article 13 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Issuers, their creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, the obligation of the Issuers, which is absolute and unconditional, to pay to the Holders of the Securities the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price and interest, if any, in respect of the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Issuers other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 13 of the holders of Senior Indebtedness in respect of cash, property or securities received upon the exercise of any such remedy.

         Upon any payment or distribution of assets of the Issuers referred to in this Article 13, the Trustee, subject to the provisions of Section 6.01, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness of the Issuers and other Indebtedness of the Issuers, the amount thereof or payable thereon and all other facts pertinent thereto or to this Article 13.

         SECTION 13.04. Authorization to Effect Subordination. Each Holder of a Security by the Holder's acceptance thereof authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 13 and appoints the Trustee to act as the Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 5.04 hereof at least 30 days before the expiration of the time to file such claim, the holders of any Senior Indebtedness or their Representatives are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Securities.

         SECTION 13.05. Notice to Trustee. The relevant Issuer shall give prompt written notice in the form of an Officers' Certificate to a Responsible Officer of the Trustee and to any Paying Agent of any fact known to such Issuer which would prohibit the making of any payment of monies deposited by such Issuer to or by the Trustee or any Paying Agent in respect of the Securities pursuant to the provisions of this Article 13. Notwithstanding the provisions of this
Article 13 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies deposited by an Issuer to or by the Trustee in respect of the Securities pursuant to the provisions of this Article 13, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office from the relevant Issuer (in the form of an Officers' Certificate) or a Representative of Senior Indebtedness or of a holder or holders of Senior Indebtedness or from any trustee thereof; and before the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist; provided that if on a date not fewer than two Business Days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the principal amount, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price, or interest, if any, in respect of any Security) the Trustee shall not have received, with respect to such monies, the notice provided for in this Section 13.05, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies deposited by an Issuer and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

         Notwithstanding anything in this Article 13 to the contrary, nothing shall prevent any payment by the Trustee to the Holders of monies deposited with it pursuant to Section 4.01, and any such payment shall not be subject to the provisions of Section 13.01 or 13.02.

         The Trustee shall be entitled to rely on the delivery to it of a written notice by a Representative or a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a Representative or a holder of Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this
Article 13, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 13, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         SECTION 13.06. Trustee's Relation to Senior Indebtedness of the Issuers. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article 13 in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 13, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to Holders of Securities, the Issuers or any other Person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article 13 or otherwise.

         SECTION 13.07. No Impairment of Subordination. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuers or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Issuers with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

         SECTION 13.08. Article Applicable to Paying Agents. If at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that the first paragraph of Section
13.05 shall not apply to either of the Issuers or any Affiliate of the Issuers if either Issuer or such Affiliate acts as Paying Agent.

         SECTION 13.09. Senior Indebtedness Entitled to Rely. The holders of Senior Indebtedness (including, without limitation, Designated Senior Indebtedness) shall have the right to rely upon this Article 13, and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders shall have agreed in writing thereto.

         SECTION 13.10. Certain Conversions Deemed Payment. For the purposes of this Article 13 only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article 12 shall not be deemed to constitute a payment or distribution on account of the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price or interest, if any, in respect of Securities or on account of the purchase or other acquisition of Securities, and
(2) the payment, issuance or delivery of cash (except in satisfaction of fractional shares pursuant to Section 12.02), property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this
Section 13.10, the term "junior securities" means (a) shares of any stock of any class of the Company (including, without limitation, the Common Stock), or (b) securities of the Company or the Co-Obligor which are subordinated in right of payment to all Company Senior Indebtedness or Co-Obligor Senior Indebtedness, as the case may be, which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article 13 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Issuers, their creditors other than holders of Senior Indebtedness and the Holders, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article 12.

                                   ARTICLE 14
          REPURCHASE OF SECURITIES AT THE OPTION OF THE HOLDERS UPON A
                               FUNDAMENTAL CHANGE

         SECTION 14.01. Right to Require Repurchase. In the event that a Fundamental Change shall occur at any time prior to __________, 2006, then each Holder shall have the right, at the Holder's option, to require the Issuers to repurchase, and upon the exercise of such right the Issuers shall repurchase, all of such Holder's Securities, or any portion of the principal amount thereof that is equal to U.S.$1,000 principal amount at maturity at their accreted value or any integral multiple thereof, on the date (the "FUNDAMENTAL CHANGE REDEMPTION DATE") (or if such date is not a Business Day, the next succeeding Business Day) that is 45 days after the date of the Company Notice (as defined in Section 14.02) at the Fundamental Change Redemption Price set forth in the form of Security. The Issuers shall also pay accrued interest, if any, on such Securities to, but excluding, the Fundamental Change Redemption Date; provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the Fundamental Change Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the Regular Record Date according to their terms and the provisions of
Section 3.07. Such right to require the repurchase of the Securities shall not continue after a discharge of the Issuers from its obligations with respect to the Securities in accordance with Article 4, unless a Fundamental Change shall have occurred prior to such discharge. Whenever in this Indenture (including Sections 2.02, 3.01, 5.01(a) and 5.08) there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Fundamental Change Redemption Price payable in respect of such Security to the extent that such Fundamental Change Redemption Price is, was or would be so payable at such time, and express mention of the Fundamental Change Redemption Price in any provision of this Indenture shall not be construed as excluding the Fundamental Change Redemption Price in those provisions of this Indenture when such express mention is not made.

         SECTION 14.02. Notices; Method of Exercising Repurchase Right, Etc. (a) Unless the Company shall have theretofore called for redemption all of the Outstanding Securities, on or before the 30th day after the occurrence of a Fundamental Change, the Company or, at the request and expense of the Company, the Trustee, shall give to all Holders of Securities, in the manner provided in
Section 1.06, notice (the "COMPANY NOTICE") of the occurrence of the Fundamental Change and of the repurchase right set forth herein arising as a result thereof. The Company shall also deliver a copy of such notice of a repurchase right to the Trustee.

         Each notice of a repurchase right shall state:

                  (i) the Fundamental Change Redemption Date,

                  (ii) the date by which the repurchase right must be exercised,

                  (iii) the Fundamental Change Redemption Price,

                  (iv) a description of the procedure which a Holder must follow to exercise a repurchase right, and the place or places where such Securities maturing after the Fundamental Change Redemption Date, are to be surrendered for payment of the Fundamental Change Redemption Price and accrued interest, if any,

                  (v) that on the Fundamental Change Redemption Date, the Fundamental Change Redemption Price and accrued interest, if any, will become due and payable to, but excluding, the Fundamental Change Redemption Date upon each such Security designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date, and

                  (vi) the Conversion Rate then in effect, the date on which the right to convert the principal amount of the Securities to be repurchased will terminate and the place or places where such Securities may be surrendered for conversion.

         No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Securities.

         If any of the foregoing provisions or other provisions of this Article are inconsistent with applicable law, such law shall govern.

          (b) To exercise a repurchase right, a Holder shall deliver to the Trustee or any Paying Agent on or before the 30th day after the date of the Company Notice (or if such 30th day is not a Business Day, the immediately preceding Business Day) the Security to be repurchased with the form entitled "Option to Elect Redemption Upon a Fundamental Change" on the reverse thereof duly completed, together with such Security duly endorsed for transfer.

         Such written notice shall be irrevocable, except that the right of the Holder to convert the Securities with respect to which the repurchase right is being exercised shall continue until the close of business on the Business Day prior to the Fundamental Change Redemption Date.

          (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Issuers shall pay or cause to be paid to the Trustee or the Paying Agent the Fundamental Change Redemption Price in cash, as provided above, for payment to the Holder on the Fundamental Change Redemption Date together with accrued and unpaid interest to the Fundamental Change Redemption Date payable with respect to the Securities as to which their purchase right has been exercised; provided, however, that installments of interest that mature on or prior to the Fundamental Change Redemption Date shall be payable in cash, in the case of Securities, to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Date.

          (d) If any Security (or portion thereof) surrendered for repurchase shall not be so paid on the Fundamental Change Redemption Date, the principal amount of such Security (or portion thereof, as the case may be) shall, until paid, bear interest to the extent permitted by applicable law from the Fundamental Change Redemption Date at the rate of ____% per annum, and each Security shall remain convertible into Common Stock until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

          (e) Any Security which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Issuers or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuers and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuers shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

          (f) All securities delivered for repurchase shall be delivered to the Trustee, the Paying Agent or any other agents (as shall be set forth in the Company Notice) to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.09.

         SECTION 14.03. Merger, Consolidation, Etc. In the case of any merger, consolidation, sale or transfer of all or substantially all of the assets of the Company to which Section 12.11 applies, in which the Common Stock of the Company is changed or exchanged as a result into the right to receive shares of stock and other securities or property or assets (including cash) which includes Common Stock of the Company or common stock of another Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such shares of stock and other securities, property and assets (including cash) (as determined by the Company, which determination shall be conclusive and binding), then the Company and the Person resulting from such merger or consolidation or which acquires the properties or assets (including cash) of the Company, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of Holders to cause the Issuers to repurchase the Securities following a Fundamental Change, including without limitation the applicable provisions of this Article 14 and the definitions of the Common Stock and Fundamental Change, as appropriate, and such other related definitions set forth herein as determined in good faith by the Company and the Company (which determination shall be conclusive and binding), to make such provisions apply in the event of a subsequent Fundamental Change to the common stock and the issuer thereof if different from the Company and the Common Stock of the Company (in lieu of the Company and Common Stock of the Company).


                                   ARTICLE 15
                HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 15.01. Company to Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee:

                  (a) semi-annually, not more than 15 days after the Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities as of such Regular Record Date, and

                  (b) at such other times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that no such list need be furnished so long as the Trustee is acting as Note Registrar.

         SECTION 15.02. Trustee to Furnish Company Names and Addresses of Holders. The Trustee will furnish or cause to be furnished to the Company, or to Company's counsel:

                  (a) within 10 days from the date of this Indenture, an updated Note Register,

                  (b) semi-annually, not more than 15 days after the Regular Record Date, an updated Note Register, in such form as the Company may reasonably require, of the names and addresses of the Holders of Securities as of such Regular Record Date, and

                  (c) at such other times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that no such list need be furnished so long as the Trustee is not acting as Note Registrar.

         SECTION 15.03. Preservation of Information. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 15.01, if any, and the names and addresses of Holders received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it pursuant to Section 15.01 upon receipt of a new list so furnished.

                  (b) If and when this Indenture has become qualified under the Trust Indenture Act, the rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Issuers and the Trustee that neither the Issuers nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made hereunder.

         SECTION 15.04. Reports by Trustee. (a) If and when this Indenture becomes qualified under the Trust Indenture Act, the Trustee shall transmit to

Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

          (b) If and when this Indenture becomes qualified under the Trust Indenture Act, a copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

         SECTION 15.05. Reports by Company. If and when this Indenture becomes qualified under the Trust Indenture Act, the Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


         This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

                                            VERITAS SOFTWARE CORPORATION


                                            By:
                                                 -------------------------------

                                                  Name:
                                                  Title:


                                            VERITAS OPERATING CORPORATION


                                            By:
                                                 -------------------------------

                                                  Name:
                                                  Title:



                                            STATE STREET BANK AND TRUST
                                                  COMPANY OF CALIFORNIA, N.A.,
                                                  as Trustee


                                            By:
                                                 -------------------------------

                                                  Name:
                                                  Title: